UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )
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Nuveen Massachusetts Premium Income Municipal Fund (NMT)

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Important Notice to Fund Shareholders

OCTOBER 17, 2011

Although we recommend that you read the complete Joint Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.	Why am I receiving this Joint Proxy Statement?

A.	You are receiving this Joint Proxy Statement in connection with the annual shareholders meeting of the Nuveen closed-end funds listed at the top of the Notice of Annual Meeting of Shareholders (each a “Fund and collectively, the “Funds”). The following proposals will be considered:

(i)	the election of board members for each Fund (the list of specific nominees is contained in the enclosed Joint Proxy Statement);

(ii)	the elimination of the current fundamental investment policy and adoption of a new fundamental investment policy regarding the ability to make loans by each Affected Municipal Fund (as defined in the Joint Proxy Statement) in order to update and conform such Funds’ policies with other Nuveen closed-end municipal funds.

(iii)	the elimination of certain fundamental investment policies and adoption of new fundamental investment policies for Nuveen California Investment Quality Municipal Fund, Inc. and Nuveen California Performance Plus Municipal Fund, Inc. in order to update and conform such Funds’ policies with other Nuveen closed-end municipal funds relating to municipal securities and below investment grade securities, derivatives and short sales and other investment companies.

Your Fund’s Board of Trustees/Directors (“Board”), including your Board’s independent members, unanimously recommends that you vote FOR each proposal.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders don’t cast their votes, your Fund may not be able to hold its meeting or the vote on each issue, and will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

Proposals Regarding New Fundamental Investment Policies

Q.	Why are the funds proposing a change to their fundamental investment policies?

A.	The proposals are part of a multi-year effort to ensure that all of Nuveen’s municipal bond closed-end funds have a uniform and up-to-date set of investment policies that reflect the evolution and changes in the municipal bond market that have emerged over the past 20 years. The proposed changes are part of a more comprehensive “best practices” initiative on behalf of the funds that began more than three years ago.

Nuveen’s municipal bond closed-end funds have been brought to market at different intervals over the course of more than 20 years, and reflect various policies and investment capabilities prevalent at the time of their creation. The investment policies of older fund’s generally do not reflect subsequent developments in the municipal market, including new types of securities and investment strategies. Consequently, many of Nuveen’s more recently offered municipal bond closed-end funds feature investment capabilities not uniformly enjoyed by older municipal bond closed-end funds. The proposals set forth in the Proxy Statement are designed to provide those funds with the same portfolio management tools currently available to Nuveen’s more recently offered funds.

Proposal Regarding Fundamental Policy Relating to Loans.

Q.	What are the potential benefits of the new fundamental investment policy relating to loans for common shareholders of the Affected Municipal Funds?

A.	The proposed new fundamental investment policy would permit each Fund to make loans to the extent permitted by the securities laws. Among other things, this change is intended to provide each Affected Municipal Fund the flexibility to make loans in circumstances where a municipal issuer is in distress, if Nuveen Fund Advisors, Inc. believes that doing so would both:

(i)	facilitate a timely workout of the issuer’s situation in a manner which benefits that Fund; and

(ii)	be the best choice for reducing the likelihood or severity of loss on the Fund’s investment.

Q.	Was there a particular catalyst or portfolio concern prompting the loan policy proposal?

A.	This proposal is part of a broader policy initiative undertaken by Nuveen for the past several years. There are currently no identified credit situations within the complex where the use of this greater loan flexibility is intended or targeted. As stated in the Joint Proxy Statement, this policy change proposal reflects the broader intent to provide Nuveen’s municipal closed-end funds, including the Affected Municipal Funds, the same portfolio management flexibility already available to other funds with similar investment objectives within the Nuveen complex.

Q.	Does the loan policy proposal reflect a growing concern on Nuveen’s part over the state of municipal issuers?

A.	Nuveen’s portfolio management and research team is actively engaged in monitoring both macro issues impacting the municipal bond market as well as individual credit holdings held by the various Nuveen funds. The team regularly comments on the strength of the municipal bond market as well as provides in-depth research articles. Providing an Affected Municipal Fund with the option of making loans to help facilitate a timely workout of a distressed issuer’s situation merely provides the Fund with an additional tool to help preserve shareholder value, and, importantly, should not be viewed as a commentary on the state of the municipal bond market.

Q.	Have the Nuveen municipal closed-end funds participated in loans to municipal issuers in the past?

A.	Though such a loan situation in the municipal market is rare, it represents a more common workout practice in the corporate bond market. The most recent situation where a Nuveen fund with the flexibility to do so made a loan to an issuer facing a credit workout situation occurred approximately eight years ago. Since that time, a limited number of funds having a policy permitting the making of loans have considered doing so in particular workout situations, but ultimately determined to take other actions in pursuit of maximizing shareholder value.

Q.	Is this proposal in response to any past or current municipal credit litigation?

A.	This proposal is not related to any past or pending litigation.

Q.	If approved, do you know when/if you plan to employ this option?

A.	As stated in the Proxy Statement, this policy is designed to provide each fund the flexibility to make loans in circumstances where a municipal issuer is in distress if the adviser believes that doing so would both:

• facilitate a timely workout of the issuer’s situation in a manner that benefits the fund; and,

• is the best choice for reducing the likelihood or severity of loss on the fund’s investment.

Again, there are currently no identified credit situations within the complex where this option is intended or targeted.

Q.	Will this option impact how the underlying bonds should be valued?

A.	The funds will value a loan based on several factors that draw upon policies and procedures adopted and approved by the funds’ Board of Trustees/Directors that are able to value instruments issued in these types of situations. As with any investment, risks exist, and if the adviser is wrong, the valuation of a particular loan could be impacted and effect the value of the underlying bond held in the fund. However, we would not expect that any loans would constitute a meaningful portion of a fund’s total assets.

Proposal Regarding Other Changes to Fundamental Policies.

Q.	What are the potential benefits of the new investment policies to common shareholders of the Nuveen California Investment Quality Fund, Inc. and Nuveen California Performance Plus Fund, Inc.?

The potential benefits to common shareholders of Nuveen California Investment Quality Municipal Fund, Inc. and Nuveen California Performance Plus Municipal Fund, Inc. from changes to investment policies relating to investments in municipal securities, below investment grade securities, other investment companies and derivatives, short sales and commodities include:

(i)	enhanced ability of the Funds to generate attractive tax-free income while retaining their orientation on investment grade quality municipal securities;

(ii)	increased flexibility in diversifying portfolio risks and managing duration (the sensitivity of bond prices to interest rate changes) to pursue the preservation of and possible growth of capital, which, if successful, will help to sustain and build net asset value; and

(iii)	improved secondary market competitiveness that may lead to a higher relative market price and/or stronger premium/discount performance.

In addition, all funds registered under the Investment Company Act of 1940 are required to have a policy regarding investments in commodities. This category includes several types of investments, including certain types of derivative investments that have developed over time, and which a fund may potentially use as a means to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. The commodity and derivative policy changes stated in this Joint Proxy Statement seek to increase Nuveen Fund Advisors, Inc.’s flexibility to use derivatives in these ways in pursuit of fund investment objectives, which have not changed.

Conforming and updating these investment policies is intended to benefit common shareholders by increasing portfolio manager efficiency and flexibility to take advantage of a wide range of appropriate opportunities in the municipal bond markets in pursuit of the Fund’s investment objectives.

Q.	What are the potential benefits of the new investment policies for preferred shareholders of the Nuveen California Investment Quality Municipal Fund, Inc. and Nuveen California Performance Plus Municipal Fund, Inc.?

A.	The potential benefits to preferred shareholders are increased flexibility in diversifying portfolio risks and optimizing returns on current investments in order to pursue the preservation and possible growth of capital which, if successful, will help to sustain and build net asset value and therefore, asset coverage levels for preferred shares.

General

Q.	What actions are required in order to implement the new investment policies?

A.	In order to implement the new investment policies and obtain the potential benefits described above, shareholders are being asked to approve the elimination of existing fundamental policies and the implementation of new replacement fundamental policies.

Q.	What happens if shareholders do not approve the elimination of the fundamental investment policies and/or do not approve a new investment policy or policies?

A.	The Fund will not be able to implement a new investment policy or policies as discussed above. The Fund would likely incur further expenses to solicit additional shareholder participation, and may experience potential disruptions to its investment operations. Each Fund’s Board urges you to vote without delay in order to avoid the potential for higher costs and/or disruptions to portfolio operations.

Q.	Who do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Computershare Fund Services, your Fund’s proxy solicitor, at (866) 963-5818 weekdays during its business hours of 9:00 a.m. to 11:00 p.m. and Saturdays from 12:00 p.m. to 6:00 p.m. Eastern time. Please have your proxy materials available when you call.

Q.	How do I vote my shares?

A.	You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage-paid envelope. Alternatively, you may vote by telephone by calling the toll-free number on the proxy card or by computer by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide.

Q.	Will anyone contact me?

A.	You may receive a call from Computershare Fund Services, the proxy solicitor hired by your Fund, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed were important and in the best interests of the Funds. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

333 West Wacker Drive Chicago, Illinois 60606 (800) 257-8787
Notice of Annual Meeting
of Shareholders
November 15, 2011

October 17, 2011

Nuveen Floating Rate Income Fund (JFR)
Nuveen Floating Rate Income Opportunity Fund (JRO)
Nuveen Senior Income Fund (NSL)
Nuveen Tax-Advantaged Floating Rate Fund (JFP)
Nuveen Arizona Dividend Advantage Municipal Fund (NFZ)
Nuveen Arizona Dividend Advantage Municipal Fund 2 (NKR)
Nuveen Arizona Dividend Advantage Municipal Fund 3 (NXE)
Nuveen Arizona Premium Income Municipal Fund, Inc. (NAZ)
Nuveen California Dividend Advantage Municipal Fund (NAC)
Nuveen California Dividend Advantage Municipal Fund 2 (NVX)
Nuveen California Dividend Advantage Municipal Fund 3 (NZH, NZH PrC)
Nuveen California Investment Quality Municipal Fund, Inc. (NQC)
Nuveen California Municipal Market Opportunity Fund, Inc. (NCO)
Nuveen California Municipal Value Fund, Inc. (NCA)
Nuveen California Municipal Value 2 (NCB)
Nuveen California Performance Plus Municipal Fund, Inc. (NCP)
Nuveen California Premium Income Municipal Fund (NCU)
Nuveen California Quality Income Municipal Fund, Inc. (NUC)
Nuveen California Select Quality Municipal Fund, Inc. (NVC)
Nuveen Maryland Dividend Advantage Municipal Fund (NFM, NFM PrC)
Nuveen Maryland Dividend Advantage Municipal Fund 2 (NZR, NZR PrC)
Nuveen Maryland Dividend Advantage Municipal Fund 3 (NWI, NWI PrC)
Nuveen Maryland Premium Income Municipal Fund (NMY, NMY PrC)
Nuveen Massachusetts Dividend Advantage Municipal Fund (NMB, NMB PrC)
Nuveen Massachusetts Premium Income Municipal Fund (NMT, NMT PrC)
Nuveen Michigan Dividend Advantage Municipal Fund (NZW)
Nuveen Michigan Premium Income Municipal Fund, Inc. (NMP)
Nuveen Michigan Quality Income Municipal Fund, Inc. (NUM)
Nuveen Missouri Premium Income Municipal Fund (NOM)
Nuveen New Jersey Dividend Advantage Municipal Fund (NXJ)
Nuveen New Jersey Dividend Advantage Municipal Fund 2 (NUJ)
Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ)
Nuveen New Jersey Municipal Value Fund (NJV)
Nuveen New Jersey Premium Income Municipal Fund, Inc. (NNJ)
Nuveen Ohio Dividend Advantage Municipal Fund (NXI)
Nuveen Ohio Dividend Advantage Municipal Fund 2 (NBJ)
Nuveen Ohio Dividend Advantage Municipal Fund 3 (NVJ)
Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO)
Nuveen Pennsylvania Dividend Advantage Municipal Fund (NXM)
Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 (NVY)
Nuveen Pennsylvania Investment Quality Municipal Fund (NQP)
Nuveen Pennsylvania Premium Income Municipal Fund 2 (NPY)
Nuveen Pennsylvania Municipal Value Fund (NPN)
Nuveen Texas Quality Income Municipal Fund (NTX)
Nuveen Virginia Dividend Advantage Municipal Fund (NGB, NGB PrC)

Nuveen Virginia Dividend Advantage Municipal Fund 2 (NNB, NNB PrC)
Nuveen Virginia Premium Income Municipal Fund (NPV, NPV PrC)

To the Shareholders of the Above Funds:

Notice is hereby given that the Annual Meeting of Shareholders (the “Annual Meeting”) of Nuveen Arizona Premium Income Municipal Fund, Inc. (“Arizona Premium Income”), Nuveen California Investment Quality Municipal Fund, Inc. (“California Investment Quality”), Nuveen California Municipal Market Opportunity Fund, Inc. (“California Market Opportunity”), Nuveen California Municipal Value Fund, Inc. (“California Value”), Nuveen California Performance Plus Municipal Fund, Inc. (“California Performance Plus”), Nuveen California Quality Income Municipal Fund, Inc. (“California Quality Income”), Nuveen California Select Quality Municipal Fund, Inc. (“California Select Quality”), Nuveen Michigan Premium Income Municipal Fund, Inc. (“Michigan Premium Income”), Nuveen Michigan Quality Income Municipal Fund, Inc. (“Michigan Quality Income”), Nuveen New Jersey Investment Quality Municipal Fund, Inc. (“New Jersey Investment Quality”), Nuveen New Jersey Premium Income Municipal Fund, Inc. (“New Jersey Premium Income”) and Nuveen Ohio Quality Income Municipal Fund, Inc. (“Ohio Quality Income”), each a Minnesota corporation (each a “Minnesota Fund” and collectively, the “Minnesota Funds”), and Nuveen Floating Rate Income Fund (“Floating Rate Income”), Nuveen Floating Rate Income Opportunity Fund (“Floating Rate Income Opportunity”), Nuveen Senior Income Fund (“Senior Income”), Nuveen Tax-Advantaged Floating Rate Fund (“Tax-Advantaged Floating Rate”), Nuveen Arizona Dividend Advantage Municipal Fund (“Arizona Dividend Advantage”), Nuveen Arizona Dividend Advantage Municipal Fund 2 (“Arizona Dividend Advantage 2”), Nuveen Arizona Dividend Advantage Municipal Fund 3 (“Arizona Dividend Advantage 3”), Nuveen California Dividend Advantage Municipal Fund (“California Dividend Advantage”), Nuveen California Dividend Advantage Municipal Fund 2 (“California Dividend Advantage 2”), Nuveen California Dividend Advantage Municipal Fund 3 (“California Dividend Advantage 3”), Nuveen California Municipal Value 2 (“California Value 2”), Nuveen California Premium Income Municipal Fund (“California Premium Income”), Nuveen Maryland Dividend Advantage Municipal Fund (“Maryland Dividend Advantage”), Nuveen Maryland Dividend Advantage Municipal Fund 2 (“Maryland Dividend Advantage 2”), Nuveen Maryland Dividend Advantage Municipal Fund 3 (“Maryland Dividend Advantage 3”), Nuveen Maryland Premium Income Municipal Fund (“Maryland Premium Income”), Nuveen Massachusetts Dividend Advantage Municipal Fund (“Massachusetts Dividend Advantage”), Nuveen Massachusetts Premium Income Municipal Fund (“Massachusetts Premium Income”), Nuveen Michigan Dividend Advantage Municipal Fund (“Michigan Dividend Advantage”), Nuveen Missouri Premium Income Municipal Fund (“Missouri Premium Income”), Nuveen New Jersey Dividend Advantage Municipal Fund (“New Jersey Dividend Advantage”), Nuveen New Jersey Dividend Advantage Municipal Fund 2 (“New Jersey Dividend Advantage 2”), Nuveen New Jersey Municipal Value Fund (“New Jersey Value”), Nuveen Ohio Dividend Advantage Municipal Fund (“Ohio Dividend Advantage”), Nuveen Ohio Dividend Advantage Municipal Fund 2 (“Ohio Dividend Advantage 2”), Nuveen Ohio Dividend Advantage Municipal Fund 3 (“Ohio Dividend Advantage 3”), Nuveen Pennsylvania Municipal Value Fund (“Pennsylvania Value”), Nuveen Pennsylvania Dividend Advantage Municipal Fund (“Pennsylvania Dividend Advantage”), Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 (“Pennsylvania Dividend Advantage 2”), Nuveen Pennsylvania Investment Quality Municipal Fund (“Pennsylvania Investment Quality”), Nuveen Pennsylvania Premium Income Municipal Fund 2 (“Pennsylvania Premium Income 2”), Nuveen Texas Quality Income Municipal Fund (“Texas Quality Income”), Nuveen Virginia Dividend Advantage Municipal Fund (“Virginia Dividend Advantage”), Nuveen Virginia Dividend Advantage Municipal Fund 2 (“Virginia Dividend Advantage 2”) and Nuveen Virginia Premium Income Municipal Fund (“Virginia Premium Income”), each a Massachusetts business trust (each a “Massachusetts Fund” and collectively, the “Massachusetts Funds”) (the Minnesota Funds and Massachusetts Funds are each, a “Fund” and collectively, the “Funds”), will be held in the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606, on Tuesday, November 15, 2011, at 10:30 a.m., Central time, for the following purposes and to transact such other business, if any, as may properly come before the Annual Meeting:

Matters to Be Voted on by Shareholders:

1.	To elect Members to the Board of Directors/Trustees (each a “Board” and each Director or Trustee a “Board Member”) of each Fund as outlined below:

a.	For each Minnesota Fund, except California Value, to elect ten (10) Board Members:

(i)	eight (8) Board Members to be elected by the holders of Common Shares and Municipal Auction Rate Cumulative Preferred Shares (“Preferred Shares”), voting together as a single class; and

(ii)	two (2) Board Members to be elected by the holders of Preferred Shares only, voting as a single class.

b.	For California Value, to elect three (3) Board Members.

c.	For each Massachusetts Fund, except Floating Rate Income, Floating Rate Income Opportunity, Senior Income, Tax-Advantaged Floating Rate, California Value 2, New Jersey Value and Pennsylvania Value, to elect five (5) Board Members:

(i)	three (3) Board Members to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class; and

(ii)	two (2) Board Members to be elected by the holders of Preferred Shares only, voting as a single class.

d.	For Floating Rate Income, Floating Rate Income Opportunity, Senior Income, Tax-Advantaged Floating Rate, California Value 2, New Jersey Value and Pennsylvania Value to elect three (3) Board Members.

2.	To approve the elimination of fundamental investment policies and to approve the new fundamental investment policies for each Affected Municipal Fund (as defined in the Joint Proxy Statement).

(a)(i)	For shareholders of each Affected Municipal Fund, all shareholders voting as a single class, to approve the elimination of each Fund’s existing fundamental investment policy related to the Fund’s ability to make loans.

(a)(ii)	For shareholders of each Affected Municipal Fund (except for California Value), the Preferred Shares voting as a single class, to approve the elimination of each Fund’s existing fundamental investment policy related to the Fund’s ability to make loans.

(b)(i)	For shareholders of each Affected Municipal Fund, all shareholders voting as a single class, to approve a new fundamental investment policy related to the Fund’s ability to make loans.

(b)(ii)	For shareholders of each Affected Municipal Fund (except for California Value), the Preferred Shares voting as a single class, to approve a new fundamental investment policy related to the Fund’s ability to make loans.

3.	To approve the elimination of fundamental investment policies and to approve the new fundamental investment policies for California Investment Quality and California Performance Plus.

(a)(i)	For shareholders of California Investment Quality and California Performance Plus, all shareholders voting as a single class, to approve the elimination of each Fund’s existing fundamental investment policy related to investments in municipal securities and below investment grade securities.

(a)(ii)	For shareholders of California Investment Quality and California Performance Plus, the Preferred Shares voting as a single class, to approve the elimination of each Fund’s existing fundamental investment policy related to investments in municipal securities and below investment grade securities.

(b)(i)	For shareholders of California Investment Quality and California Performance Plus, all shareholders voting as a single class, to approve a new fundamental investment policy related to investments in municipal securities.

(b)(ii)	For shareholders of California Investment Quality and California Performance Plus, the Preferred Shares voting as a single class, to approve a new fundamental investment policy related to investments in municipal securities.

(c)(i)	For shareholders of California Investment Quality and California Performance Plus, all shareholders voting as a single class, to approve the elimination of each Fund’s existing fundamental investment policy related to commodities.

(c)(ii)	For shareholders of California Investment Quality and California Performance Plus, the Preferred Shares voting as a single class, to approve the elimination of each Fund’s existing fundamental investment policy related to commodities.

(d)(i)	For shareholders of California Investment Quality and California Performance Plus, all shareholders voting as a single class, to approve a new fundamental investment policy related to commodities.

(d)(ii)	For shareholders of California Investment Quality and California Performance Plus, the Preferred Shares voting as a single class, to approve a new fundamental investment policy related to commodities.

(e)(i)	For shareholders of California Investment Quality and California Performance Plus, all shareholders voting as a single class, to approve the elimination of each Fund’s existing fundamental investment policy related to derivatives and short sales.

(e)(ii)	For shareholders of California Investment Quality and California Performance Plus, the Preferred Shares voting as a single class, to approve the elimination of each Fund’s existing fundamental investment policy related to derivatives and short sales.

(f)(i)	For shareholders of California Investment Quality and California Performance Plus, all shareholders voting as a single class, to approve the elimination of each Fund’s existing fundamental investment policy prohibiting investment in other investment companies.

(f)(ii)	For shareholders of California Investment Quality and California Performance Plus, the Preferred Shares voting as a single class, to approve the elimination of each Fund’s existing fundamental investment policy prohibiting investment in other investment companies.

4.	To transact such other business as may properly come before the Annual Meeting.

Shareholders of record at the close of business on September 19, 2011 are entitled to notice of and to vote at the Annual Meeting.

All shareholders are cordially invited to attend the Annual Meeting. In order to avoid delay and additional expense and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Annual Meeting. You may vote by mail, telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Kevin J. McCarthy
Vice President and Secretary

333 West Wacker Drive Chicago, Illinois 60606 (800) 257-8787
Joint Proxy Statement

October 17, 2011

This Joint Proxy Statement is first being mailed to shareholders on or about October 17, 2011.

Nuveen Floating Rate Income Fund (JFR)
Nuveen Floating Rate Income Opportunity Fund (JRO)
Nuveen Senior Income Fund (NSL)
Nuveen Tax-Advantaged Floating Rate Fund (JFP)
Nuveen Arizona Dividend Advantage Municipal Fund (NFZ)
Nuveen Arizona Dividend Advantage Municipal Fund 2 (NKR)
Nuveen Arizona Dividend Advantage Municipal Fund 3 (NXE)
Nuveen Arizona Premium Income Municipal Fund, Inc. (NAZ)
Nuveen California Dividend Advantage Municipal Fund (NAC)
Nuveen California Dividend Advantage Municipal Fund 2 (NVX)
Nuveen California Dividend Advantage Municipal Fund 3 (NZH, NZH PrC)
Nuveen California Investment Quality Municipal Fund, Inc. (NQC)
Nuveen California Municipal Market Opportunity Fund, Inc. (NCO)
Nuveen California Municipal Value Fund, Inc. (NCA)
Nuveen California Municipal Value 2 (NCB)
Nuveen California Performance Plus Municipal Fund, Inc. (NCP)
Nuveen California Premium Income Municipal Fund (NCU)
Nuveen California Quality Income Municipal Fund, Inc. (NUC)
Nuveen California Select Quality Municipal Fund, Inc. (NVC)
Nuveen Maryland Dividend Advantage Municipal Fund (NFM, NFM PrC)
Nuveen Maryland Dividend Advantage Municipal Fund 2 (NZR, NZR PrC)
Nuveen Maryland Dividend Advantage Municipal Fund 3 (NWI, NWI PrC)
Nuveen Maryland Premium Income Municipal Fund (NMY, NMY PrC)
Nuveen Massachusetts Dividend Advantage Municipal Fund (NMB, NMB PrC)
Nuveen Massachusetts Premium Income Municipal Fund (NMT, NMT PrC)
Nuveen Michigan Dividend Advantage Municipal Fund (NZW)
Nuveen Michigan Premium Income Municipal Fund, Inc. (NMP)
Nuveen Michigan Quality Income Municipal Fund, Inc. (NUM)
Nuveen Missouri Premium Income Municipal Fund (NOM)
Nuveen New Jersey Dividend Advantage Municipal Fund (NXJ)
Nuveen New Jersey Dividend Advantage Municipal Fund 2 (NUJ)
Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ)
Nuveen New Jersey Municipal Value Fund (NJV)
Nuveen New Jersey Premium Income Municipal Fund, Inc. (NNJ)
Nuveen Ohio Dividend Advantage Municipal Fund (NXI)
Nuveen Ohio Dividend Advantage Municipal Fund 2 (NBJ)
Nuveen Ohio Dividend Advantage Municipal Fund 3 (NVJ)
Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO)
Nuveen Pennsylvania Municipal Value Fund (NPN)
Nuveen Pennsylvania Dividend Advantage Municipal Fund (NXM)
Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 (NVY)
Nuveen Pennsylvania Investment Quality Municipal Fund (NQP)
Nuveen Pennsylvania Premium Income Municipal Fund 2 (NPY)
Nuveen Texas Quality Income Municipal Fund (NTX)
Nuveen Virginia Dividend Advantage Municipal Fund (NGB, NGB PrC)

Nuveen Virginia Dividend Advantage Municipal Fund 2 (NNB, NNB PrC)
Nuveen Virginia Premium Income Municipal Fund (NPV, NPV PrC)

General Information

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Directors or Trustees (each a “Board” and collectively, the “Boards,” and each Director or Trustee, a “Board Member” and collectively, the “Board Members”) of Nuveen Arizona Premium Income Municipal Fund, Inc. (“Arizona Premium Income”), Nuveen California Investment Quality Municipal Fund, Inc. (“California Investment Quality”), Nuveen California Municipal Market Opportunity Fund, Inc. (“California Market Opportunity”), Nuveen California Municipal Value Fund, Inc. (“California Value”), Nuveen California Performance Plus Municipal Fund, Inc. (“California Performance Plus”), Nuveen California Quality Income Municipal Fund, Inc. (“California Quality Income”), Nuveen California Select Quality Municipal Fund, Inc. (“California Select Quality”), Nuveen Michigan Premium Income Municipal Fund, Inc. (“Michigan Premium Income”), Nuveen Michigan Quality Income Municipal Fund, Inc. (“Michigan Quality Income”), Nuveen New Jersey Investment Quality Municipal Fund, Inc. (“New Jersey Investment Quality”), Nuveen New Jersey Premium Income Municipal Fund, Inc. (“New Jersey Premium Income”) and Nuveen Ohio Quality Income Municipal Fund, Inc. (“Ohio Quality Income”), each a Minnesota Corporation (each a “Minnesota Fund” and collectively, the “Minnesota Funds”), and Nuveen Floating Rate Income Fund (“Floating Rate Income”), Nuveen Floating Rate Income Opportunity Fund (“Floating Rate Income Opportunity”), Nuveen Senior Income Fund (“Senior Income”), Nuveen Tax-Advantaged Floating Rate Fund (“Tax-Advantaged Floating Rate”), Nuveen Arizona Dividend Advantage Municipal Fund (“Arizona Dividend Advantage”), Nuveen Arizona Dividend Advantage Municipal Fund 2 (“Arizona Dividend Advantage 2”), Nuveen Arizona Dividend Advantage Municipal Fund 3 (“Arizona Dividend Advantage 3”), Nuveen California Dividend Advantage Municipal Fund (“California Dividend Advantage”), Nuveen California Dividend Advantage Municipal Fund 2 (“California Dividend Advantage 2”), Nuveen California Dividend Advantage Municipal Fund 3 (“California Dividend Advantage 3”), Nuveen California Municipal Value 2 (“California Value 2”), Nuveen California Premium Income Municipal Fund (“California Premium Income”), Nuveen Maryland Dividend Advantage Municipal Fund (“Maryland Dividend Advantage”), Nuveen Maryland Dividend Advantage Municipal Fund 2 (“Maryland Dividend Advantage 2”), Nuveen Maryland Dividend Advantage Municipal Fund 3 (“Maryland Dividend Advantage 3”), Nuveen Maryland Premium Income Municipal Fund (“Maryland Premium Income”), Nuveen Massachusetts Dividend Advantage Municipal Fund (“Massachusetts Dividend Advantage”), Nuveen Massachusetts Premium Income Municipal Fund (“Massachusetts Premium Income”), Nuveen Michigan Dividend Advantage Municipal Fund (“Michigan Dividend Advantage”), Nuveen Missouri Premium Income Municipal Fund (“Missouri Premium Income”), Nuveen New Jersey Dividend Advantage Municipal Fund (“New Jersey Dividend Advantage”), Nuveen New Jersey Dividend Advantage Municipal Fund 2 (“New Jersey Dividend Advantage 2”), Nuveen New Jersey Municipal Value Fund (“New Jersey Value”), Nuveen Ohio Dividend Advantage Municipal Fund (“Ohio Dividend Advantage”), Nuveen Ohio Dividend Advantage Municipal Fund 2 (“Ohio Dividend Advantage 2”), Nuveen Ohio Dividend Advantage Municipal Fund 3 (“Ohio Dividend Advantage 3”), Nuveen Pennsylvania Municipal Value Fund (“Pennsylvania Value”), Nuveen Pennsylvania Dividend Advantage Municipal Fund (“Pennsylvania Dividend Advantage”), Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 (“Pennsylvania Dividend Advantage 2”), Nuveen Pennsylvania Investment Quality Municipal Fund (“Pennsylvania Investment Quality”), Nuveen Pennsylvania Premium Income Municipal Fund 2 (“Pennsylvania Premium Income 2”), Nuveen Texas Quality

Income Municipal Fund (“Texas Quality Income”), Nuveen Virginia Dividend Advantage Municipal Fund (“Virginia Dividend Advantage”), Nuveen Virginia Dividend Advantage Municipal Fund 2 (“Virginia Dividend Advantage 2”) and Nuveen Virginia Premium Income Municipal Fund (“Virginia Premium Income”), each a Massachusetts Business Trust (each a “Massachusetts Fund” and collectively, the “Massachusetts Funds”) (the Massachusetts Funds and Minnesota Funds are each, a “Fund” and collectively, the “Funds”), of proxies to be voted at the Annual Meeting of Shareholders to be held in the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606, on Tuesday, November 15, 2011, at 10:30 a.m., Central time (for each Fund, an “Annual Meeting” and collectively, the “Annual Meetings”), and at any and all adjournments thereof.

On the matters coming before each Annual Meeting as to which a choice has been specified by shareholders on the proxy, the shares will be voted accordingly. If a proxy is returned and no choice is specified, the shares will be voted FOR the election of the nominees as listed in this Joint Proxy Statement and FOR the elimination of the current fundamental investment policy and the adoption of a new fundamental investment policy for Arizona Dividend Advantage, Arizona Dividend Advantage 2, Arizona Dividend Advantage 3, Arizona Premium Income, California Dividend Advantage, California Dividend Advantage 2, California Dividend Advantage 3, California Investment Quality, California Market Opportunity, California Value, California Performance Plus, California Premium Income, California Quality Income, California Select Quality, Maryland Dividend Advantage, Maryland Dividend Advantage 2, Maryland Dividend Advantage 3, Maryland Premium Income, Massachusetts Dividend Advantage, Massachusetts Premium Income, Michigan Dividend Advantage, Michigan Premium Income, Michigan Quality Income, Missouri Premium Income, New Jersey Dividend Advantage, New Jersey Dividend Advantage 2, New Jersey Investment Quality, New Jersey Premium Income, Ohio Dividend Advantage, Ohio Dividend Advantage 2, Ohio Dividend Advantage 3, Ohio Quality Income, Pennsylvania Dividend Advantage, Pennsylvania Dividend Advantage 2, Pennsylvania Investment Quality, Pennsylvania Premium Income, Texas Quality Income, Virginia Dividend Advantage, Virginia Dividend Advantage 2 and Virginia Premium Income (each an “Affected Municipal Fund” and collectively, the “Affected Municipal Funds”). Shareholders of a Fund who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

The Board of each Fund has determined that the use of this Joint Proxy Statement for each Annual Meeting is in the best interest of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders.

The following table indicates which shareholders are solicited with respect to each matter:

Matter		Common Shares	Preferred Shares(1)

1(a)(i)	For each Minnesota Fund, except California Value, election of eight (8) Board Members by all shareholders.	X	X

1(a)(ii)	For each Minnesota Fund, except California Value, election of two (2) Board Members by Preferred Shares only.		X

1(b)	For California Value, election of three (3) Board Members by all shareholders.	X	N/A

Matter		Common Shares	Preferred Shares(1)

1(c)(i)	For each Massachusetts Fund, except Floating Rate Income, Floating Rate Income Opportunity, Senior Income, Tax-Advantaged Floating Rate, California Value 2, New Jersey Value and Pennsylvania Value, election of three (3) Board Members by all shareholders.	X	X

1(c)(ii)	For each Massachusetts Fund, except Floating Rate Income, Floating Rate Income Opportunity, Senior Income, Tax-Advantaged Floating Rate, California Value 2, New Jersey Value and Pennsylvania Value, election of two (2) Board Members by Preferred Shares only.		X

1(d)	For Floating Rate Income, Floating Rate Income Opportunity, Senior Income, Tax-Advantaged Floating Rate, California Value 2, New Jersey Value and Pennsylvania Value, election of three (3) Board Members by all shareholders.	X	N/A

2(a)(i)	For each Affected Municipal Fund, all shareholders voting as a single class, to approve the elimination of the Fund’s fundamental investment policy relating to the Fund’s ability to make loans.	X	X

2(a)(ii)	For each Affected Municipal Fund (except California Value), the Preferred Shareholders voting separately as a single class, to approve the elimination of the Fund’s fundamental investment policy relating to the Fund’s ability to make loans.		X

2(b)(i)	For each Affected Municipal Fund, all shareholders voting as a single class, to approve a new fundamental investment policy relating to the Fund’s ability to make loans.	X	X

2(b)(ii)	For each Affected Municipal Fund (except California Value), the Preferred Shareholders voting separately as a single class, to approve a new fundamental investment policy relating to the Fund’s ability to make loans.		X

3(a)(i)	For California Investment Quality and California Performance Plus, all shareholders voting as a single class, to approve the elimination of each Fund’s existing fundamental investment policy related to investments in municipal securities and below investment grade securities.	X	X

Matter		Common Shares	Preferred Shares(1)

3(a)(ii)	For California Investment Quality and California Performance Plus, the Preferred Shareholders voting separately as a single class, to approve the elimination of each Fund’s existing fundamental investment policy related to investments in municipal securities and below investment grade securities.		X

3(b)(i)	For California Investment Quality and California Performance Plus, all shareholders voting as a single class, to approve a new fundamental investment policy related to investments in municipal securities.	X	X

3(b)(ii)	For California Investment Quality and California Performance Plus, the Preferred Shares voting as a single class, to approve a new fundamental investment policy related to investments in municipal securities.		X

3(c)(i)	For California Investment Quality and California Performance Plus, all shareholders voting as a single class, to approve the elimination of each Fund’s existing fundamental investment policy related to commodities.	X	X

3(c)(ii)	For California Investment Quality and California Performance Plus, the Preferred Shares voting as a single class, to approve the elimination of each Fund’s existing fundamental investment policy related to commodities.		X

3(d)(i)	For California Investment Quality and California Performance Plus, all shareholders voting as a single class, to approve a new fundamental investment policy related to commodities.	X	X

3(d)(ii)	For California Investment Quality and California Performance Plus, the Preferred Shares voting as a single class, to approve a new fundamental investment policy related to commodities.		X

3(e)(i)	For California Investment Quality and California Performance Plus, all shareholders voting as a single class, to approve the elimination of each Fund’s existing fundamental investment policy related to derivatives and short sales.	X	X

Matter		Common Shares	Preferred Shares(1)

3(e)(ii)	For California Investment Quality and California Performance Plus, the Preferred Shares voting as a single class, to approve the elimination of each Fund’s existing fundamental investment policy related to derivatives and short sales.		X

3(f)(i)	For California Investment Quality and California Performance Plus, all shareholders voting as a single class, to approve the elimination of each Fund’s existing fundamental investment policy prohibiting investment in other investment companies.	X	X

3(f)(ii)	For California Investment Quality and California Performance Plus, the Preferred Shares voting as a single class, to approve the elimination of each Fund’s existing fundamental investment policy prohibiting investment in other investment companies.		X

(1)	Municipal Term Preferred Shares for Arizona Dividend Advantage, Arizona Dividend Advantage 2, Arizona Dividend Advantage 3, California Dividend Advantage 2, California Dividend Advantage 3, California Premium Income, Maryland Dividend Advantage, Maryland Dividend Advantage 2, Maryland Dividend Advantage 3, Maryland Premium Income, Massachusetts Dividend Advantage, Massachusetts Premium Income, Michigan Dividend Advantage, Missouri Premium Income, New Jersey Dividend Advantage, New Jersey Dividend Advantage 2, Ohio Dividend Advantage, Ohio Dividend Advantage 2, Ohio Dividend Advantage 3, Pennsylvania Dividend Advantage, Pennsylvania Dividend Advantage 2, Texas Quality Income, Virginia Dividend Advantage, Virginia Dividend Advantage 2 and Virginia Premium Income; Variable Rate Demand Preferred Shares for Arizona Premium Income, California Dividend Advantage, California Investment Quality, California Market Opportunity, California Performance Plus, California Select Quality, California Quality Income, Michigan Premium Income, Michigan Quality Income, New Jersey Investment Quality, New Jersey Premium Income, Ohio Quality Income, Pennsylvania Investment Quality, and Pennsylvania Premium Income 2 are referred to as “Preferred Shares.” California Value, California Value 2, New Jersey Value, Pennsylvania Value, Floating Rate Income, Floating Rate Income Opportunity, Senior Income and Tax-Advantaged Floating Rate do not have any Preferred Shares outstanding.

A quorum of shareholders is required to take action at each Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting, except that for the election of the two Board Member nominees to be elected by holders of Preferred Shares of each Fund (except California Value, California Value 2, New Jersey Value, Pennsylvania Value, Floating Rate Income, Floating Rate Income Opportunity, Senior Income and Tax-Advantaged Floating Rate), 33 1/3% of the Preferred Shares entitled to vote and represented in person or by proxy will constitute a quorum. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

For each Fund, the affirmative vote of a plurality of the shares present and entitled to vote at the Annual Meeting will be required to elect the Board Members of that Fund. For purposes of determining the approval of the proposal to elect nominees for each Fund, abstentions and broker non-votes will have no effect on the election of Board Members. For purposes of determining the approval of the elimination of the fundamental investment policies and the approval of the new fundamental investment policies for the Affected Municipal Funds (except for California Value), a change will only be consummated if approved by the affirmative vote of the holders of a majority of the outstanding shares of a Fund’s Common Shares and Preferred Shares, voting together as a single class, and by the affirmative vote of a majority of the Fund’s outstanding Preferred Shares, voting as a separate class. For purposes of determining the approval of the elimination of the fundamental investment policies and the approval of the new fundamental investment policies for California Value, a change will only be consummated if approved by the affirmative vote of the holders of a majority of the Fund’s outstanding shares. For this purpose, a majority of the outstanding shares means, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), (a) 67% or more of the voting securities present at the Annual Meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities, whichever is less. For purposes of determining the approval of the elimination of the fundamental investment policies and the approval of the new fundamental investment policies, abstentions and broker non-votes will have the same effect as shares voted against the proposal.

Preferred Shares held in “street name” as to which voting instructions have not been received from the beneficial owners or persons entitled to vote as of one business day before the Annual Meeting, or, if adjourned, one business day before the day to which the Annual Meeting is adjourned, and that would otherwise be treated as “broker non-votes” may, pursuant to Rule 452 of the New York Stock Exchange, be voted by the broker on the proposal in the same proportion as the votes cast by all holders of Preferred Shares as a class who have voted on the proposal or in the same proportion as the votes cast by all holders of Preferred Shares of the Fund who have voted on that item. Rule 452 permits proportionate voting of Preferred Shares with respect to a particular item if, among other things, (i) a minimum of 30% of the Preferred Shares or shares of a series of Preferred Shares outstanding has been voted by the holders of such shares with respect to such item and (ii) less than 10% of the Preferred Shares or shares of a series of Preferred Shares outstanding has been voted by the holders of such shares against such item. For the purpose of meeting the 30% test, abstentions will be treated as shares “voted” and, for the purpose of meeting the 10% test, abstentions will not be treated as shares “voted” against the item.

Those persons who were shareholders of record at the close of business on September 19, 2011 will be entitled to one vote for each share held and a proportionate fractional vote for each fractional share held. As of September 19, 2011, the shares of the Funds were issued and outstanding as follows:

Fund	Ticker Symbol*	Common Shares	Preferred Shares

Floating Rate Income	JFR	48,140,015	N/A

Floating Rate Income Opportunity	JRO	30,497,211	N/A

Senior Income	NSL	32,055,307	N/A

Tax-Advantaged Floating Rate	JFP	13,982,903	N/A

Arizona Dividend Advantage	NFZ	1,548,311	NFZ PrC	1,110,000

Arizona Dividend Advantage 2	NKR	2,439,549	NKR PrC	1,872,500

Fund	Ticker Symbol*	Common Shares	Preferred Shares

Arizona Dividend Advantage 3	NXE	3,066,030	NXE PrA	2,084,600

Arizona Premium Income	NAZ	4,470,695	Series 1	280

California Dividend Advantage	NAC	23,480,254	Series 1	1,362

California Dividend Advantage 2	NVX	14,746,722	NVX PrC	5,500,000
			NVX PrA	4,284,630

California Dividend Advantage 3	NZH	24,127,919	NZH PrC	8,625,000
			NZH PrA	2,700,000
			NZH PrB	4,629,450

California Investment Quality	NQC	13,580,232	Series 1	956

California Market Opportunity	NCO	8,143,348	Series 1	498

California Value	NCA	25,253,681	N/A	498

California Value 2	NCB	3,287,900	N/A

California Performance Plus	NCP	12,937,442	Series 1	810

California Premium Income	NCU	5,730,688	NCU PrC	3,525,000

California Quality Income	NUC	22,010,834	Series 1	1,581

California Select Quality	NVC	23,147,128	Series 1	1,589

Maryland Dividend Advantage	NFM	4,197,406	NFM PrC	2,648,500

Maryland Dividend Advantage 2	NZR	4,203,492	NZR PrC	2,730,000

Maryland Dividend Advantage 3	NWI	5,365,969	NWI PrC	2,070,000
			NWI PrD	2,070,000

Maryland Premium Income	NMY	10,654,247	NMY PrC	3,877,500
			NMY PrD	3,581,800

Massachusetts Dividend Advantage	NMB	1,965,698	NMB PrC	1,472,500

Massachusetts Premium Income	NMT	4,774,788	NMT PrC	2,021,000
			NMT PrD	1,643,500

Michigan Dividend Advantage	NZW	2,053,086	NZW PrC	1,631,300

Michigan Premium Income	NMP	7,605,648	Series 1	539

Michigan Quality Income	NUM	11,554,253	Series 1	879

Missouri Premium Income	NOM	2,320,702	NOM PrC	1,788,000

New Jersey Dividend Advantage	NXJ	6,569,912	NXJ PrA	4,486,100

New Jersey Dividend Advantage 2	NUJ	4,523,313	NUJ PrC	3,505,000

New Jersey Investment Quality	NQJ	20,453,722	Series 1	1,443

New Jersey Value	NJV	1,560,787	N/A

New Jersey Premium Income	NNJ	12,036,596	Series 1	886

Ohio Dividend Advantage	NXI	4,246,124	NXI PrC	1,945,000
			NXI PrD	1,165,340

Ohio Dividend Advantage 2	NBJ	3,122,403	NBJ PrA	2,224,400

Ohio Dividend Advantage 3	NVJ	2,158,189	NVJ PrA	1,847,015

Ohio Quality Income	NUO	9,753,457	Series 1	735

Pennsylvania Value	NPN	1,219,352	N/A

Pennsylvania Dividend Advantage	NXM	3,321,984	NXM PrC	2,319,000

Pennsylvania Dividend Advantage 2	NVY	3,726,116	NVY PrC	2,455,000

Pennsylvania Investment Quality	NQP	16,080,898	Series 1	1,125

Pennsylvania Premium Income 2	NPY	15,595,551	Series 1	1,000

Fund	Ticker Symbol*	Common Shares	Preferred Shares

Texas Quality Income	NTX	9,572,025	NTX PrC	7,092,000

Virginia Dividend Advantage	NGB	3,145,155	NGB PrC	2,280,000

Virginia Dividend Advantage 2	NNB	5,761,422	NNB PrC	4,320,000

Virginia Premium Income	NPV	9,022,558	NPV PrC	3,220,500
			NPV PrA	2,920,300

*	The Common Shares of all of the Funds are listed on the NYSE Amex, except JRO, NSL, JFR, NAZ, NAC, NQC, NCO, NCA, NCP, NUC, NVC, NMY, NMT, NMP, NUM, NQJ, NNJ, NUO, NQP, NPY, NTX and NPV, which are listed on the New York Stock Exchange (“NYSE”). The Preferred Shares of all of the Funds with Muni Term Preferred Shares are listed on the NYSE, except for NMB PrC shares which are listed on the NYSE Amex.

1.	Election of Board Members

Minnesota Funds

At the Annual Meeting of each Minnesota Fund, except California Value, Board Members are to be elected to serve until the next annual meeting or until their successors have been duly elected and qualified. Under the terms of each Minnesota Fund’s organizational documents (except California Value), under normal circumstances, holders of Preferred Shares are entitled to elect two (2) Board Members, and the remaining Board Members are to be elected by holders of Common Shares and Preferred Shares, voting together as a single class. Pursuant to the organizational documents of California Value, its Board is divided into three classes, with each class being elected to serve until the third succeeding annual meeting subsequent to their election or thereafter in each case when their respective successors are duly elected and qualified. For California Value, three (3) Board Members are nominated to be elected at this Annual Meeting.

(a) For each Minnesota Fund, except California Value:

(i)	Eight (8) Board Members are to be elected by holders of Common Shares and Preferred Shares, voting together as a single class. Board Members Amboian, Bremner, Evans, Kundert, Stockdale, Stone, Stringer and Toth are nominees for election by all shareholders.

(ii)	Two (2) Board Members are to be elected by holders of Preferred Shares, each series voting together as a single class. Board Members Hunter and Schneider are nominees for election by holders of Preferred Shares.

(b)	For California Value: Three (3) Board Members are to be elected by all shareholders.

With respect to California Value, Board Members Amboian, Kundert and Toth have been designated as Class II Board Members and as nominees for Board Members for a term expiring at the annual meeting of shareholders in 2014 or until their successors have been duly elected and qualified. Board Members Bremner, Evans, Hunter, Schneider, Stockdale, Stone and Stringer are current and continuing Board Members. Board Members Bremner, Evans and Schneider have been designated as Class III Board Members for a term expiring at the annual meeting of shareholders in 2012 or until their successors have been duly elected and qualified. Board Members Hunter Stockdale, Stone and Stringer have been designated as Class I Board Members for a term expiring at the annual meeting of shareholders in 2013 or until their successors have been duly elected and qualified.

Massachusetts Funds

Pursuant to the organizational documents of each Massachusetts Fund, each Board is divided into three classes, Class I, Class II and Class III, to be elected by the holders of the outstanding Common Shares and any outstanding Preferred Shares, voting together as a single class to serve until the third succeeding annual meeting subsequent to their election or thereafter, in each case until their successors have been duly elected and qualified. For each Massachusetts Fund, under normal circumstances, holders of Preferred Shares are entitled to elect two (2) Board Members. The Board Members elected by holders of Preferred Shares will be elected to serve until the next annual meeting or until their successors have been duly elected and qualified.

(c)	For each Massachusetts Fund, except Floating Rate Income, Floating Rate Income Opportunity, Senior Income, Tax-Advantaged Floating Rate, California Value 2, New Jersey Value and Pennsylvania Value:

(i)	Three (3) Board Members are to be elected by holders of Common Shares and Preferred Shares, voting together as a single class. Board Members Amboian, Kundert and Toth have been designated as Class II Board Members and as nominees for Board Members for a term expiring at the annual meeting of shareholders in 2014 or until their successors have been duly elected and qualified. Board Members Bremner, Evans, Stockdale, Stone and Stringer are current and continuing Board Members. Board Members Bremner and Evans have been designated as Class III Board Members for a term expiring at the annual meeting of shareholders in 2012 or until their successors have been duly elected and qualified. Board Members Stockdale, Stone and Stringer have been designated as Class I Board Members for a term expiring at the annual meeting of shareholders in 2013 or until their successors have been duly elected and qualified.

(ii)	Two (2) Board Members are to be elected by holders of Preferred Shares, voting separately as a single class. Board Members Hunter and Schneider are nominees for election by holders of Preferred Shares for a term expiring at the next annual meeting or until their successors have been duly elected and qualified.

(d)	For Floating Rate Income, Floating Rate Income Opportunity, Senior Income, Tax-Advantaged Floating Rate, California Value 2, New Jersey Value and Pennsylvania Value: Three (3) Board Members are to be elected by all shareholders.

With respect to Floating Rate Income, Floating Rate Income Opportunity, Senior Income, Tax-Advantaged Floating Rate, California Value 2, New Jersey Value and Pennsylvania Value, Board Members Amboian, Kundert and Toth have been designated as Class II Board Members and as nominees for Board Members for a term expiring at the annual meeting of shareholders in 2014 or until their successors have been duly elected and qualified. Board Members Bremner, Evans, Hunter, Schneider, Stockdale, Stone and Stringer are current and continuing Board Members. Board Members Bremner, Evans and Schneider have been designated as Class III Board Members for a term expiring at the annual meeting of shareholders in 2012 or until their successors have been duly elected and qualified. Board Members Hunter

Stockdale, Stone and Stringer have been designated as Class I Board Members for a term expiring at the annual meeting of shareholders in 2013 or until their successors have been duly elected and qualified.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed in the table below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Fund if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by that Fund’s present Board.

For each Minnesota Fund, except for California Value, each Board Member other than Board Member Stringer was last elected to each Fund’s Board at the annual meeting of shareholders held on November 16, 2010 and, for California Investment Quality, California Market Opportunity, California Quality Income and California Select Quality, adjourned to January 6, 2011.

For California Value, Board Members Hunter, Stockdale and Stone were last elected to the Fund’s Board as Class I Board Members at the annual meeting of shareholders held on November 16, 2010. Board Members Bremner, Evans and Schneider were last elected as Class III Board Members at the annual meeting of shareholders held on November 30, 2009.

For each Massachusetts Fund, except Floating Rate Income, Floating Rate Income Opportunity, Senior Income, Tax-Advantaged Floating Rate, California Value 2, New Jersey Value and Pennsylvania Value, Board Members Stockdale and Stone were last elected to the Fund’s Board as Class I Board Members at the annual meeting of shareholders held on November 16, 2010 and, for Arizona Dividend Advantage 2, California Premium Income, Missouri Premium Income and Texas Quality Income, adjourned to January 6, 2011.

For each Massachusetts Fund, except Floating Rate Income, Floating Rate Income Opportunity, Senior Income, Tax-Advantaged Floating Rate, Maryland Premium Income, Virginia Dividend Advantage, Virginia Dividend Advantage 2, California Value 2, New Jersey Value and Pennsylvania Value, Board Members Bremner and Evans were last elected to each Fund’s Board as Class III Board Members at the annual meeting of shareholders held on November 30, 2009 and adjourned to January 12, 2010. For Maryland Premium Income, Virginia Dividend Advantage and Virginia Dividend Advantage 2, Board Members Bremner and Evans were last elected to each Fund’s Board at the annual meeting of shareholders held on November 30, 2009. For Floating Rate Income, Floating Rate Income Opportunity, Senior Income and Tax-Advantaged Floating Rate, Board Members Bremner and Evans were last elected to each Fund’s Board as Class III Board Members at the annual meeting of shareholders held on November 30, 2009.

For each Massachusetts Fund, except Floating Rate Income, Floating Rate Income Opportunity, Senior Income, Tax-Advantaged Floating Rate, Maryland Premium Income, Virginia Dividend Advantage, Virginia Dividend Advantage 2, California Value 2, New Jersey Value and Pennsylvania Value, Board Members Hunter and Schneider were last elected to each Fund’s Board at the annual meeting of shareholders held on November 30, 2009 and adjourned to January 12, 2010. For Maryland Premium Income, Virginia Dividend Advantage and Virginia Dividend Advantage 2, Board Members Hunter and Schneider were last elected to each Fund’s Board at the annual meeting of shareholders held on November 30, 2009. For Floating Rate Income, Floating Rate Income Opportunity, Senior Income and Tax-Advantaged Floating Rate, Board Members Hunter and Schneider were last elected to each Fund’s Board as Class I and Class III Board Members, respectively, at the annual meeting of shareholders held on November 30, 2009.

For California Value 2, New Jersey Value and Pennsylvania Value, all of the Board Members were elected by the initial shareholder of the Fund, Nuveen Fund Advisors, Inc. f/k/a Nuveen Asset Management (the “Adviser”), on February 26, 2009 and Board Members Hunter, Stockdale and Stone were last elected to each fund’s Board as class I Board Members at the annual meeting of shareholders held on November 16, 2010.

On January 1, 2011, Ms. Stringer was appointed as a Board Member for each Fund, and designated as a Class I Board Member with respect to California Value and each Massachusetts Fund.

Other than Mr. Amboian (for all Funds), all Board Member nominees are not “interested persons” as defined in the 1940 Act, of the Funds or of the Adviser and have never been an employee or director of Nuveen Investments, Inc. (“Nuveen”), the Adviser’s parent company, or any affiliate. Accordingly, such Board Members are deemed “Independent Board Members.”

The Board unanimously recommends that shareholders vote FOR the election of the nominees named below.

Board Nominees/Board Members

				Number of	Other
				Portfolios	Directorships
				in Fund	Held
				Complex	by Board
	Position(s)	Term of Office		Overseen	Member During
Name, Address	Held with	and Length	Principal Occupation(s)	by Board	the Past
and Birth Date	Fund	of Time Served(1)	During Past Five Years	Member	Five Years

Nominees/Board Members who are not interested persons of the Funds

Robert P. Bremner* c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (8/22/40)	Chairman of Board and Board Member	Term: Annual or Class III Board Member until 2012 Length of Service: Since 1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council, Washington, D.C.	245	N/A

Jack B. Evans c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (10/22/48)	Board Member	Term: Annual or Class III Board Member until 2012 Length of Service: Since 1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc. (a regional financial services firm).	245	See Principal Occupation Description

				Number of	Other
				Portfolios	Directorships
				in Fund	Held
				Complex	by Board
	Position(s)	Term of Office		Overseen	Member During
Name, Address	Held with	and Length	Principal Occupation(s)	by Board	the Past
and Birth Date	Fund	of Time Served(1)	During Past Five Years	Member	Five Years

William C. Hunter c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (3/6/48)	Board Member	Term: Annual Board Member until 2011 Length of Service: Since 2004	Dean (since 2006), Tippie College of Business, University of Iowa; Director (since 2005), Beta Gamma Sigma International Honor Society; Director (since 2004) of Xerox Corporation; Director (since 2009) of Wellmark, Inc.; formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	245	See Principal Occupation Description

David J. Kundert* c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (10/28/42)	Board Member	Term: Annual or Class II Board Member until 2011 Length of Service: Since 2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; Member of the Wisconsin Bar Association; Member of Board of Directors, Friends of Boerner Botanical Gardens; Member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	245	See Principal Occupation Description

				Number of	Other
				Portfolios	Directorships
				in Fund	Held
				Complex	by Board
	Position(s)	Term of Office		Overseen	Member During
Name, Address	Held with	and Length	Principal Occupation(s)	by Board	the Past
and Birth Date	Fund	of Time Served(1)	During Past Five Years	Member	Five Years

William J. Schneider* c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (9/24/44)	Board Member	Term: Annual Board Member until 2011 Length of Service: Since 1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; Member, Mid-America Health System Board; Member, University of Dayton Business School Advisory Council; formerly, Member, Dayton Philharmonic Orchestra Association; formerly, Director, Dayton Development Coalition; formerly, Member, Business Advisory Council, Cleveland Federal Reserve Bank.	245	See Principal Occupation Description

Judith M. Stockdale c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (12/29/47)	Board Member	Term: Annual or Class I Board Member until 2013 Length of Service: Since 1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	245	See Principal Occupation Description

Carole E. Stone* c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (6/28/47)	Board Member	Term: Annual or Class I Board Member until 2013 Length of Service: Since 2007	Director, C2 Options Exchange, Incorporated (since 2009); Director, Chicago Board Options Exchange (since 2006); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	245	See Principal Occupation Description

				Number of	Other
				Portfolios	Directorships
				in Fund	Held
				Complex	by Board
	Position(s)	Term of Office		Overseen	Member During
Name, Address	Held with	and Length	Principal Occupation(s)	by Board	the Past
and Birth Date	Fund	of Time Served(1)	During Past Five Years	Member	Five Years

Virginia L. Stringer(2) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (8/16/44)	Board Member	Term: Annual or Class I Board Member until 2013 Length of Service: Since 2011	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute’s Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company.	245	Previously, Independent Director (1987-2010) and Chair (1997-2010), First American Fund Complex.

Terence J. Toth* c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (9/29/59)	Board Member	Term: Annual or Class II Board Member until 2011 Length of Service: Since 2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member, Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), and Catalyst Schools of Chicago Board (since 2008); formerly Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	245	See Principal Occupation Description

				Number of	Other
				Portfolios	Directorships
				in Fund	Held
				Complex	by Board
	Position(s)	Term of Office		Overseen	Member During
Name, Address	Held with	and Length	Principal Occupation(s)	by Board	the Past
and Birth Date	Fund	of Time Served(1)	During Past Five Years	Member	Five Years

Nominee/Board Member who is an interested person of the Funds

John P. Amboian(3) 333 West Wacker Drive Chicago, IL 60606 (6/14/61)	Board Member	Term: Annual or Class II Board Member until 2011 Length of Service: Since 2008	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Investments Advisers Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	245	See Principal Occupation Description

*	Also serves as a trustee of Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of each Fund’s Adviser.

(1)	Length of Time Served indicates the year in which the individual became a Board Member of a fund in the Nuveen Fund complex.

(2)	In December 2010 Nuveen Investments, Inc. purchased from U.S. Bancorp a portion of FAF Advisors, Inc.’s (“FAF”) asset management business (“Nuveen/FAF Transaction”). In connection with the Nuveen/FAF Transaction, and pursuant to the Nominating and Governance Committee’s recommendation and approval, Ms. Stringer resigned as a board member of various funds affiliated with FAF and was appointed Board Member of the Nuveen funds, with such appointment taking effect on January 1, 2011.

(3)	“Interested person” as defined in the 1940 Act, by reason of being an officer and director of each Fund’s Adviser.

[The dollar range of equity securities beneficially owned by each Board Member in each Fund and all Nuveen funds overseen by the Board Member as of December 31, 2010 is set forth in Appendix A. The number of shares of each Fund beneficially owned by each Board Member and by the Board Members and officers of the Funds as a group as of December 31, 2010 is set forth in Appendix A. On December 31, 2010, Board Members and executive officers as a group beneficially owned approximately 1,160,000 shares of all funds managed by the Adviser (including shares held by the Board Members through the Deferred Compensation Plan for Independent Board Members and by executive officers in Nuveen’s 401(k)/profit sharing plan). As of September 19, 2011, each Board Member’s individual beneficial shareholdings of each Fund constituted less than 1% of the outstanding shares of each Fund. As of September 19, 2011, the Board Members and executive officers as a group beneficially owned less than 1% of the outstanding shares of each Fund. As of September 19, 2011, no shareholder beneficially owned more than 5% of any class of shares of any Fund, except as provided in Appendix B.]

Compensation

Each Independent Board Member receives a $120,000 annual retainer plus (a) a fee of $4,500 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled Board meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; and (f) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chairman of the Board receives $75,000, the chairpersons of the Audit Committee, the Dividend Committee and the Compliance, Risk Management and Regulatory Oversight Committee receive $10,000 each and the chairperson of the Nominating and Governance Committee receives $5,000 as additional retainers. Independent Board Members also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen funds on days on which no Board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committees; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each Fund.

The boards of certain Nuveen funds (the “Participating Funds”) established a Deferred Compensation Plan for Independent Board Members (“Deferred Compensation Plan”). Under the Deferred Compensation Plan, Independent Board Members of the Participating Funds may defer receipt of all, or a portion, of the compensation they earn for their services to the Participating Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount had been invested in shares of one or more eligible Nuveen funds.

The table below shows, for each Independent Board Member, the aggregate compensation paid by each Fund to each Board Member nominee for its last fiscal year:

Aggregate Compensation from the Funds(1)

	Robert P.	Jack B.	William C.	David J.	William J.	Judith M.	Carole E.	Virgina L.	Terence J.
Fund	Bremner	Evans	Hunter	Kundert	Schneider	Stockdale	Stone	Stringer	Toth

Floating Rate Income	$2,757	$2,218	$1,978	$2,223	$2,276	$2,078	$2,051	$1,021	$2,217
Floating Rate Income Opportunity	1,789	1,413	1,240	1,469	1,451	1,330	1,360	629	1,461
Senior Income	1,052	846	754	848	868	793	783	394	846
Tax-Advantaged Floating Rate	140	110	101	130	122	100	104	21	120
Arizona Dividend Advantage	172	104	87	102	105	144	90	—	99
Arizona Dividend Advantage 2	247	169	142	166	170	202	145	—	161
Arizona Dividend Advantage 3	271	219	182	235	220	193	205	—	229
Arizona Premium Income	337	290	243	284	292	261	249	—	276
California Dividend Advantage	1,881	1,613	1,484	1,806	1,798	1,503	1,399	—	1,590
California Dividend Advantage 2	1,170	1,025	958	1,113	1,144	1,053	851	—	975
California Dividend Advantage 3	1,928	1,653	1,521	1,850	1,842	1,540	1,434	—	1,629
California Investment Quality	1,120	959	896	1,041	1,070	915	796	—	912
California Market Opportunity	643	532	445	520	534	503	456	—	506
California Value	821	695	651	757	779	634	561	—	676
California Value 2	174	145	121	141	145	128	121	—	141
California Performance Plus	1,034	884	825	960	987	846	733	—	842
California Premium Income	529	369	308	361	370	432	316	—	351
California Quality Income	1,855	1,602	1,497	1,739	1,788	1,513	1,330	—	1,524
California Select Quality	1,890	1,633	1,526	1,773	1,823	1,541	1,355	—	1,554
Maryland Dividend Advantage	425	273	239	271	278	351	245	57	263
Maryland Dividend Advantage 2	429	276	242	274	281	354	249	58	266
Maryland Dividend Advantage 3	528	359	315	356	366	431	323	76	346
Maryland Premium Income	960	722	633	716	735	764	650	152	696

Aggregate Compensation from the Funds(1)

	Robert P.	Jack B.	William C.	David J.	William J.	Judith M.	Carole E.	Virgina L.	Terence J.
Fund	Bremner	Evans	Hunter	Kundert	Schneider	Stockdale	Stone	Stringer	Toth

Massachusetts Dividend Advantage	$160	$135	$118	$134	$137	$124	$121	$28	$130
Massachusetts Premium Income	490	327	287	325	333	401	295	70	316
Michigan Dividend Advantage	265	142	119	139	143	228	122	—	135
Michigan Premium Income	614	528	442	517	531	475	453	—	502
Michigan Quality Income	986	863	807	937	963	801	716	—	821
Missouri Premium Income	281	152	133	150	154	140	137	32	146
New Jersey Dividend Advantage	705	476	413	519	484	528	465	82	507
New Jersey Dividend Advantage 2	468	309	272	307	315	385	279	66	298
New Jersey Investment Quality	1,692	1,424	1,378	1,557	1,592	1,376	1,243	288	1,371
New Jersey Value	83	68	58	67	69	61	60	14	67
New Jersey Premium Income	1,043	870	842	951	973	851	759	176	837
Ohio Dividend Advantage	351	302	253	295	303	272	259	—	287
Ohio Dividend Advantage 2	253	218	182	213	219	196	187	—	207
Ohio Dividend Advantage 3	181	156	130	153	157	140	134	—	148
Ohio Quality Income	865	744	622	727	747	669	638	—	707
Pennsylvania Value	64	52	45	52	53	47	46	11	51
Pennsylvania Dividend Advantage	369	226	199	225	230	308	204	47	218
Pennsylvania Dividend Advantage 2	395	248	218	246	253	328	223	52	239
Pennsylvania Investment Quality	1,355	1,136	1,100	1,242	1,271	1,103	992	230	1,094
Pennsylvania Premium Income 2	1,242	1,040	1,006	1,137	1,162	1,012	907	210	1,001
Texas Quality Income	878	669	560	655	673	702	574	—	636
Virginia Dividend Advantage	252	211	185	210	215	195	190	44	204
Virginia Dividend Advantage 2	475	399	350	396	406	367	359	83	384
Virginia Premium Income	943	665	579	724	676	699	650	127	707
Total Compensation from Nuveen Funds Paid to Board Members/ Nominees	$265,748	$230,443	$199,401	$243,469	$243,212	$213,579	$188,000	—	$230,630

(1)	Includes deferred fees. Pursuant to a deferred compensation agreement with certain of the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more Participating Funds. Total deferred fees for the Funds (including the return from the assumed investment in the Participating Funds) payable are:

	Robert P.	Jack B.	William C.	David J.	William J.	Judith M.	Carole E.	Virginia L.	Terence J.
Fund	Bremner	Evans	Hunter	Kundert	Schneider	Stockdale	Stone	Stringer	Toth

Floating Rate Income	$414	$559	$1,978	$2,223	$1,167	$1,097	$—	$—	$224
Floating Rate Income Opportunity	269	356	1,240	1,469	768	701	—	—	158
Senior Income	158	213	754	848	440	419	—	—	85
Tax-Advantaged Floating Rate	22	29	101	130	97	53	—	—	22
California Dividend Advantage	305	441	1,484	1,806	1,798	797	—	—	358
California Dividend Advantage 2	190	281	958	1,113	1,144	556	—	—	220
California Dividend Advantage 3	313	452	1,521	1,850	1,842	817	—	—	367
California Investment Quality	182	263	896	1,041	1,070	485	—	—	206
California Value	134	191	651	757	779	337	—	—	153
California Performance Plus	168	242	825	960	987	448	—	—	190
California Quality Income	301	439	1,497	1,739	1,788	803	—	—	345
California Select Quality	307	447	1,526	1,773	1,823	818	—	—	351
Michigan Quality Income	160	236	807	937	963	425	—	—	186
New Jersey Investment Quality	273	388	1,378	1,557	1,265	743	—	—	240
New Jersey Premium Income	168	237	842	951	772	460	—	—	146
Pennsylvania Investment Quality	219	310	1,100	1,242	1,009	596	—	—	191
Pennsylvania Premium Income 2	200	284	1,006	1,137	923	546	—	—	175

Board Leadership Structure and Risk Oversight

The Board of each Fund (collectively, the “Board”) oversees the operations and management of the Fund, including the duties performed for the Funds by the Adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of directors who serve on the board of every fund in the complex. In adopting a unitary board structure, the Board Members seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Board Members consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Board Members. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the Board Members across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the Adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chairman that is an Independent Board Member. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for Fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with Fund management. Accordingly, the Board Members have elected Robert P. Bremner as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the Board Members are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit Board Members to focus on particular operations or issues affecting the Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of Board Members among the different committees allows the Board Members to gain additional and different perspectives of a Fund’s operations. The Board has established five standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee and the Nominating and Governance Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are Robert P. Bremner, Chair, Judith M. Stockdale and John P. Amboian. The number of Executive Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

The Dividend Committee is authorized to declare distributions on each Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Jack B. Evans, Chair, Judith M. Stockdale and Terence J. Toth. The number of Dividend Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

The Board has an Audit Committee, in accordance with Section 3(a)(58)(A) of the 1934 Act, that is composed of Independent Board Members who are also “independent” as that term is defined in the listing standards pertaining to closed-end funds of the NYSE or NYSE Amex, as applicable. The Audit Committee assists the Board in: the oversight and monitoring of the accounting and reporting policies, processes and practices of the Funds, and the audits of the financial statements of the Funds; the quality and integrity of the financial statements of the Funds; the Funds’ compliance with legal and regulatory requirements relating to the Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Funds and the internal valuation group of Nuveen. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Funds’ pricing procedures and actions taken by Nuveen’s internal valuation group which provides regular reports to the committee, reviews any issues relating to the valuation of the Funds’ securities brought to its attention, and considers the risks to the Funds in assessing the possible resolutions of these matters. The Audit Committee may also consider any financial risk exposures for the Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Funds and the internal audit group at Nuveen. The Audit Committee also may review, in a general manner, the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Funds’ financial statements. The Audit Committee operates under a written Audit Committee Charter (the “Charter”) adopted and approved by the Board, which Charter conforms to the listing standards of the NYSE or NYSE Amex, as applicable. Members of the Audit Committee are independent (as set forth in the Charter) and free of any relationship that, in the opinion of the Board Members, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Robert P. Bremner, David J. Kundert, Chair, William J. Schneider, Carole E. Stone and Terence J. Toth, each of whom is an Independent Board Member of the Funds. A copy of the Charter is attached as Appendix D. The number of Audit Committee Meetings of each Fund held during its last fiscal year is shown in Appendix C.

The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Funds that are not otherwise under or within the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Funds’ compliance and risk matters. As part of its duties, the Compliance Committee: reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to: particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Funds in adopting a particular approach or resolution compared to the anticipated benefits to the Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Funds’ and other service providers’ compliance programs, as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the investment services group of Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The Compliance Committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are Jack B. Evans, William C. Hunter, William J. Schneider, Judith M. Stockdale, Chair, and Virginia L. Stringer. The number of Compliance Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that, as demands on the Board evolve over time (such as through an increase in the number of Funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance over the Funds’ business.

In addition, the Nominating and Governance Committee, among other things: makes recommendations concerning the continuing education of Board Members; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with Board Members; and periodically reviews and makes recommendations about any appropriate changes to Board Member compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Board Members and each nominee is evaluated using the same standards. However, the Nominating and Governance Committee reserves the right to interview any and all candidates and to make the final selection of any new Board Members. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to internal and external sub-advisers and service providers) and, if qualifying as an Independent Board Member candidate, independence from the Adviser, sub-advisers, underwriters or other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent Board Members at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board Members. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds’ website at www.nuveen.com/CEF/Info/Shareholder/, and is composed entirely of Independent Board Members, who are also “independent” as defined by NYSE or NYSE Amex listing standards, as applicable. Accordingly, the members of the Nominating and Governance Committee are Robert P. Bremner, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale, Carole E. Stone, Virginia L. Stringer and Terence J. Toth. The number of Nominating and Governance Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

The number of regular quarterly meetings and special meetings held by the Board of each Fund during the Fund’s last fiscal year is shown in Appendix C. During the last fiscal year, each Board Member attended 75% or more of each Fund’s Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at annual meetings of the Funds and the number of Board Members who attended the last annual meeting of shareholders of each Fund is posted on the Funds’ website at www.nuveen.com/CEF/Info/Shareholder/.

Board Diversification and Board Member Qualifications.  In determining that a particular Board member was qualified to serve on the Board, the Board considers each Board Member’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that Board Members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each Board Member satisfies this standard. An effective Board Member may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each Board Member should serve in that capacity. References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the SEC, do not constitute holding out the Board or any Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

John P. Amboian

Mr. Amboian, an interested Board Member of the Funds, joined Nuveen Investments in June 1995 and became Chief Executive Officer in July 2007 and Chairman in November 2007. Prior to this, since 1999, he served as President with responsibility for the firm’s product, marketing, sales, operations and administrative activities. Mr. Amboian initially served Nuveen Investments as Executive Vice President and Chief Financial Officer. Prior to joining Nuveen Investments, Mr. Amboian held key management positions with two consumer product firms affiliated with the Phillip Morris Companies. He served as Senior Vice President of Finance, Strategy and Systems at Miller Brewing Company. Mr. Amboian began his career in corporate and international finance at Kraft Foods, Inc., where he eventually served as Treasurer. He received a Bachelor’s degree in economics and an MBA from the University of Chicago. Mr. Amboian serves on the Board of Directors of Nuveen Investments and is a Board Member or Trustee of the Investment Company Institute Board of Governors, Boys and Girls Clubs of Chicago, Children’s Memorial Hospital and Foundation, the Council on the Graduate School of Business (University of Chicago), and the North Shore Country Day School Foundation. He is also a member of the Civic Committee of the Commercial Club of Chicago and the Economic Club of Chicago.

Robert P. Bremner

Mr. Bremner, the Board’s Independent Chairman, is a private investor and management consultant in Washington, D.C. His biography of William McChesney Martin, Jr., a former chairman of the Federal Reserve Board, was published by Yale University Press in November 2004. From 1994 to 1997, he was a Senior Vice President at Samuels International Associates, an international consulting firm specializing in governmental policies, where he served in a part-time capacity. Previously, Mr. Bremner was a partner in the LBK Investors Partnership and was chairman and majority stockholder with ITC Investors Inc., both private investment firms. He currently serves on the Board and as Treasurer of the Humanities Council of Washington D.C. and is a Board Member of the Independent Directors Council affiliated with the Investment Company Institute. From 1984 to 1996, Mr. Bremner was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. He began his career at the World Bank in Washington D.C. He graduated with a Bachelor of Science degree from Yale University and received his MBA from Harvard University.

Jack B. Evans

President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago as well as a Director of Alliant Energy. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of the Source Media Group, is President Pro Tem of the Board of Regents for the State of Iowa University System, is a Life Trustee of Coe College and is a member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of Iowa. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa.

William C. Hunter

Mr. Hunter was appointed Dean of the Henry B. Tippie College of Business at the University of Iowa effective July 1, 2006. He had been Dean and Distinguished Professor of Finance at the University of Connecticut School of Business since June 2003. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western, Central and Eastern Europe, Asia, Central and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004 and Wellmark, Inc. since 2009. He is President-Elect of Beta Gamma Sigma, Inc., the International Business Honor Society.

David J. Kundert

Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, as President and CEO of Banc One Investment Advisors Corporation, and as President of One Group Mutual Funds. Prior to the merger between Bank One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Bank One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Currently, Mr. Kundert is a Director of the Northwestern Mutual Wealth Management Company. He started his career as an attorney for Northwestern Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment Company Institute and is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He received his Bachelor of Arts degree from Luther College and his Juris Doctor from Valparaiso University.

William J. Schneider

Mr. Schneider is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, December 2004) of Miller-Valentine Partners Ltd., a real estate investment company. He was formerly a Director and Past Chair of the Dayton Development Coalition. He was formerly a member of the Community Advisory Board of the National City Bank in Dayton as well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider is a member of the Business Advisory Council for the University of Dayton College of Business. Mr. Schneider was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider has a Bachelor of Science degree in Community Planning from the University of Cincinnati and a Masters of Public Administration degree from the University of Dayton.

Judith M. Stockdale

Ms. Stockdale is currently Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Lowcountry of South Carolina. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Boards of the Land Trust Alliance, the National Zoological Park, the Governor’s Science Advisory Council (Illinois), the Nancy Ryerson Ranney Leadership Grants Program, Friends of Ryerson Woods and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University.

Carole E. Stone

Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2 Options Exchange, Incorporated. She has also served as the Chair of the New York Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts in Business Administration from Skidmore College.

Virginia L. Stringer

Ms. Stringer served as the independent chair of the Board of the First American Funds from 1997 to 2010, having joined that Board in 1987. Ms. Stringer serves on the Governing Board of the Investment Company Institute’s Independent Directors Council and on the Board of the Mutual Fund Directors Forum. She is a recipient of the Outstanding Corporate Director award from Twin Cities Business Monthly and the Minnesota Chapter of the National Association of Corporate Directors. Ms. Stringer is the immediate past board chair of the Oak Leaf Trust, is a director and immediate past board chair of the Saint Paul Riverfront Corporation and is immediate past president of the Minneapolis Club’s Governing Board. She is a director and former board chair of the Minnesota Opera and a Life Trustee and former board member of the Voyageur Outward Bound School. She also served as a trustee of Outward Bound USA. She was appointed by the Governor of Minnesota Board on Judicial Standards and recently served on a Minnesota Supreme Court Judicial Advisory Committee to reform the state’s judicial disciplinary process. She is a member of the International Women’s Forum and attended the London Business School as an International Business Fellow. Ms. Stringer also served as board chair of the Human Resource Planning Society, the Minnesota Women’s Campaign Fund and the Minnesota Women’s Economic Roundtable. Ms. Stringer is the retired founder of Strategic Management Resources, a consulting practice focused on corporate governance, strategy and leadership. She has twenty-five years of corporate experience, having held executive positions in general management, marketing and human resources with IBM and the Pillsbury Company.

Terence J. Toth

Mr. Toth has served as a Director of Legal & General Investment Management America, Inc. since 2008 and as a Managing Partner at Promus Capital since 2008. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Boards of the Goodman Theatre, Chicago Fellowship, and is Chairman of the Board of Catalyst Schools of Chicago. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

Board Member Terms.  For each Minnesota Fund except California Value, all Board Members are elected annually. For each Massachusetts Fund, and California Value, shareholders will be asked to elect Board Members as each Board Member’s term expires, and with respect to Board Members elected by holders of Common Shares such Board Member shall be elected for a term expiring at the time of the third succeeding annual meeting subsequent to their election or thereafter in each case when their respective successors are duly elected and qualified. These provisions could delay for up to two years the replacement of a majority of the Board.

The Officers

The following table sets forth information with respect to each officer of the Funds. Officers receive no compensation from the Funds. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified.

Number of
Portfolios
		Term of Office		in Fund
		and		Complex
Name, Address	Position(s) Held with	Length of Time	Principal Occupation(s)	Served by
and Birth date	Fund	Served(1)	During Past 5 Years	Officer

Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 (9/9/56)	Chief Administrative Officer	Term/Annual Length of Service: Since 1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC and Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of Tradewinds Global Investors, LLC and Santa Barbara Asset Management, LLC (since 2006), and Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	245

				Number of
				Portfolios
		Term of Office		in Fund
		and		Complex
Name, Address	Position(s) Held with	Length of Time	Principal Occupation(s)	Served by
and Birth date	Fund	Served(1)	During Past 5 Years	Officer

William Adams IV 333 West Wacker Drive Chicago, IL 60606 (6/9/55)	Vice President	Term/Annual Length of Service: Since 2007	Senior Executive Vice President, Global Structured Products, formerly, Executive Vice President (1999-2010) of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, Inc. (since 2011); Managing Director (since 2010) of Nuveen Commodities Asset Management, LLC.	133

Cedric H. Antosiewicz 333 West Wacker Drive Chicago, IL 60606 (1/11/62)	Vice President	Term/Annual Length of Service: Since 2007	Managing Director (since 2004) of Nuveen Securities LLC.	133

Margo L. Cook 333 West Wacker Drive Chicago, IL 60606 (4/11/64)	Vice President	Term/Annual Length of Service: Since 2009	Executive Vice President (since 2008) of Nuveen Securities, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt. (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	245

Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606 (10/24/45)	Vice President	Term/Annual Length of Service: Since 1998	Managing Director (since 2004) of Nuveen Securities, LLC; Managing Director (since 2005) of Nuveen Fund Advisors.	245

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 (5/31/54)	Vice President and Controller	Term/Annual Length of Service: Since 1993	Senior Vice President (since 2010), formerly, Vice President (1993-2010) and Funds Controller (since 1998) of Nuveen Securities, LLC; Vice President (2005-2010) of Nuveen Fund Advisors, Inc.; Certified Public Accountant.	245

				Number of
				Portfolios
		Term of Office		in Fund
		and		Complex
Name, Address	Position(s) Held with	Length of Time	Principal Occupation(s)	Served by
and Birth date	Fund	Served(1)	During Past 5 Years	Officer

Scott S. Grace 333 West Wacker Drive Chicago, IL 60606 (8/20/70)	Vice President and Treasurer	Term/Annual Length of Service: Since 2009	Managing Director, Corporate Finance & Development, Treasurer (since September 2009) of Nuveen Securities, LLC; Managing Director and Treasurer of Nuveen Investment Solutions, Inc., Nuveen Investments Advisers Inc., Nuveen Investments Holdings, Inc., Nuveen Fund Advisors, Inc. and of Nuveen Asset Management, LLC (since 2011); Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	245

Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 (2/24/70)	Chief Compliance Officer and Vice President	Term/Annual Length of Service: Since 2003	Senior Vice President (since 2008), formerly, Vice President, of Nuveen Securities, LLC; Senior Vice President (since 2008) and Assistant Secretary (since 2003), of Nuveen Fund Advisors, Inc.	245

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 (8/27/61)	Vice President	Term/Annual Length of Service: Since 2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Securities, LLC (1999-2009); Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	245

Number of
Portfolios
		Term of Office		in Fund
		and		Complex
Name, Address	Position(s) Held with	Length of Time	Principal Occupation(s)	Served by
and Birth date	Fund	Served(1)	During Past 5 Years	Officer

Larry W. Martin 333 West Wacker Drive Chicago, IL 60606 (7/27/51)	Vice President and Assistant Secretary	Term/Annual Length of Service: Since 1988	Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Securities, LLC; Senior Vice President (since 2011) of Nuveen Asset Management, LLC; Senior Vice President (since 2010), formerly, Vice President (2005-2010), and Assistant Secretary of Nuveen Investments, Inc.; Senior Vice President (since 2010), formerly, Vice President (2005-2010), and Assistant Secretary (since 1997) of Nuveen Fund Advisors, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC, Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management LLC (since 2006), Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC (since 2010).	245

				Number of
				Portfolios
		Term of Office		in Fund
		and		Complex
Name, Address	Position(s) Held with	Length of Time	Principal Occupation(s)	Served by
and Birth date	Fund	Served(1)	During Past 5 Years	Officer

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 (3/26/66)	Vice President and Secretary	Term/Annual Length of Service: Since 2007	Managing Director (since 2008), formerly, Vice President (2007-2008) of Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary of Nuveen Commodities Asset Management, LLC (since 2010); prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	245

Kathleen L. Prudhomme 800 Nicollet Mall Minneapolis, MN 55402 (3/30/53)	Vice President and Assistant Secretary	Term/Annual Length of Service: Since 2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	245

(1)	Length of Time Served indicates the year the individual became an officer of a fund in the Nuveen fund complex.

2.	Approval of the Elimination of Fundamental Investment Policies and Approval of New Fundamental Policies for each Affected Municipal Fund

Each Affected Municipal Fund has adopted a fundamental investment policy relating to the Fund’s ability to make loans (together, the “Current Fundamental Policies,” and each, a “Current Fundamental Policy”), that can be changed only by shareholder vote. The Current Fundamental Policy adopted by each Affected Municipal Fund reflects industry and other market conditions present at the time of the inception of each such Fund.

As a general matter, Nuveen’s municipal closed-end funds are seeking to adopt a uniform set of investment policies (together, the “New Investment Policies,” and each, a “New Investment Policy”). Investment policies currently vary across otherwise-similar Nuveen municipal closed-end funds, reflecting evolving markets and guidelines as the different funds were launched over the past 20 years. As part of a continuing broader “best practices” initiative begun approximately three years ago, all Nuveen municipal closed-end funds, including the Affected Municipal Funds, are seeking to adopt a uniform set of investment policies that reflect municipal market and regulatory developments over time.

The proposed New Investment Policy with respect to loans would permit the Affected Municipal Funds to make loans to the extent permitted by securities laws. Among other things, this change is intended to provide each Affected Municipal Fund with the flexibility to make loans in circumstances where a municipal issuer is in distress, if the Adviser believes that doing so would both:

•	facilitate a timely workout of the issuer’s situation in a manner that benefits the Fund; and

•	be or represent the best choice for reducing the likelihood or severity of loss on the Fund’s investment.

Conforming and updating these investment policies is intended to benefit common shareholders by increasing portfolio manager efficiency and flexibility to take advantage of a wide range of appropriate opportunities in the municipal bond markets in pursuit of the Affected Municipal Funds’ investment objectives. Providing an Affected Municipal Fund with the option of making loans to help facilitate a timely workout of a distressed issuer’s situation merely provides the Fund with an additional tool to help preserve shareholder value and should not be viewed as a commentary on the state of the municipal bond market or as indicative of an immediate need or desire to make a loan to an issuer facing a credit workout situation.

In order to implement the New Investment Policy, each Affected Municipal Fund must change its Current Fundamental Policy, which change requires your approval. In particular, shareholders must first approve the elimination of their Affected Municipal Fund’s Current Fundamental Policy as well as the implementation of the New Investment Policy.

The primary purposes of these changes are to provide the Affected Municipal Funds with increased flexibility in diversifying portfolio risks and optimizing returns on current investments in order to pursue the preservation of and possible growth of capital which, if successful, will help to sustain and build net asset value, and to create consistent investment policies for all Nuveen municipal bond funds to promote operational efficiencies.

The Board has unanimously approved, and unanimously recommends, the approval by shareholders of each Affected Municipal Fund, the elimination of the Current Fundamental

Policy of each Affected Municipal Fund and the approval of the New Investment Policy, described below.

2.	For each Affected Municipal Fund:

(a)	Elimination of Fundamental Policy Relating to Making Loans: The Current Fundamental Policy with respect to making loans, and which is proposed to be eliminated, provides that the respective Affected Municipal Fund shall not:

Make loans, other than by entering into repurchase agreements and through the purchase of [Municipal Obligations/municipal bonds] or [temporary/short-term] investments in accordance with its investment objectives, policies and limitations.

(b)	Approval of New Investment Policy Relating to Making Loans: It is proposed that each Affected Municipal Fund adopt a New Investment Policy with respect to making loans. The adoption of the following New Investment Policy for each Affected Municipal Fund is contingent on shareholder approval of the elimination of that Fund’s Current Fundamental Policy with respect to making loans, as reflected in 2(a) above. The proposed New Investment Policy provides that each Affected Municipal Fund shall not:

Make loans, except as permitted by the Investment Company Act of 1940, as amended, and exemptive orders granted under the Investment Company Act of 1940, as amended.

Board Recommendation

The Board believes that eliminating the Current Fundamental Policies and adopting the New Investment Policies gives the Adviser flexibility to rapidly respond to continuing developments in the municipal market and would enhance the portfolio managers’ ability to meet each Affected Municipal Fund’s investment objective. In addition, the Board believes that the proposed changes will create consistent investment policies for all Nuveen municipal bond funds and will help to promote operational efficiencies.

The Board recommends that shareholders of each Affected Municipal Fund vote to approve the elimination of each Current Fundamental Policy and vote to approve each New Fundamental Policy.

3.	Approval of the Elimination of Fundamental Investment Policies and Approval of New Fundamental Policies for California Investment Quality and California Performance Plus*

California Investment Quality and California Performance Plus (the “Affected California Funds”) have adopted certain fundamental investment policies relating to (i) investments in municipal securities and below investment grade securities, (ii) investments in other investment companies and/or (iii) investments in derivatives, short sales and commodities as described below (together, the “Existing Fundamental Policies,” and each, an “Existing Fundamental Policy”), that can only be changed by shareholder vote. The Existing Fundamental Policies adopted by the Affected California Funds reflected industry and other market conditions present at the time of the inception of each Fund.

* California Investment Quality and California Performance Plus are each Affected Municipal Funds, as discussed above.

As previously discussed, Nuveen’s municipal closed-end funds are seeking to adopt a uniform set of New Investment Policies to conform to the evolution of the municipal market and regulatory developments over time. The potential benefits of the New Investment Policies for the Affected California Funds to you as a Fund shareholder are:

•	enhanced ability of the Affected California Funds to generate attractive levels of tax-exempt income, while retaining the Funds’ orientation on investment grade quality municipal securities;

•	increased flexibility in diversifying portfolio risks and managing duration (the sensitivity of bond prices to interest rate changes) to pursue the preservation and possible growth of capital, which, if successful, will help to sustain and build common shareholder net asset value and asset coverage levels for preferred shares; and

•	improved secondary market competitiveness which may benefit common shareholders through higher relative market price and/or stronger premium/discount performance.

In order to implement the New Investment Policies, each Affected California Fund must change certain of its Existing Fundamental Policies, which change requires your approval. In particular, shareholders must first approve the elimination of their Affected California Fund’s Existing Fundamental Policies as well as the implementation of the New Fundamental Policies.

The primary purposes of these changes are to provide the Affected California Funds with increased investment flexibility and to create consistent investment policies for all Nuveen municipal bond funds to promote operational efficiencies.

The Board has unanimously approved, and unanimously recommends the approval by shareholders of each Affected California Fund, the elimination of the Existing Fundamental Policies of the Affected California Fund and the approval of the New Investment Policies, described below.

(a)	Elimination of Fundamental Policies Relating to Investments in Municipal Securities and Below Investment Grade Securities:

The Existing Fundamental Policy with respect to each Affected California Fund’s investments in municipal securities and the ability to invest in below investment grade securities, which is proposed to be eliminated, provides that:

Except to the extent that the Fund buys temporary investments as described in [the Fund’s Statement of Additional Information], the Fund will, as a fundamental policy, invest substantially all of its assets (more than 80%) in tax-exempt California municipal bonds that are rated at the time of purchase within the four highest grades (Baa or BBB or better) by Moody’s or Standard and Poor’s, except that the Fund may invest up to 20% of its assets in unrated California municipal bonds which, in Nuveen Advisory’s opinion, have credit characteristics equivalent to, and are of comparable quality to, municipal bonds so rated.

(b)	Approval of New Fundamental Policy Relating to Investments in Municipal Securities:

The following New Fundamental Policy will replace each Affected California Fund’s Existing Fundamental Policy referenced in 3(a) above. Implementation of the following New Fundamental Policy by each Affected California Fund is contingent on shareholder approval of the elimination of each Affected California Fund’s Existing Fundamental Policy. The proposed New Fundamental Policy with respect to each Affected California Fund’s investments in municipal securities is as follows:

Under normal circumstances, the Fund will invest at least 80% of its net assets, including assets attributable to any principal amount of any borrowings (including the issuance of commercial paper or notes) or any preferred shares outstanding (“Managed Assets”) in municipal securities and other related investments, the income from which is exempt from regular federal and California income taxes.

In addition, the Board has adopted new non-fundamental policies with respect to investing in investment grade securities for each Affected California Fund, which will be implemented upon the elimination of the Existing Fundamental Policy described in 3(a) above. The new non-fundamental policies relating to investing in investment grade securities are as follows:

(i) Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one nationally recognized statistical rating organization or are unrated but judged to be of comparable quality by the Fund’s investment adviser.

(ii) The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Fund’s investment adviser.

(iii) No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s investment adviser.

Related to these changes, the Board of each Affected California Fund has also amended and standardized the description of “municipal securities” or “municipal obligations” in which an Affected California Fund may invest to include various types of municipal securities. The new description, tailored as appropriate to each Affected California Fund, generally provides:

The Fund may invest in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from federal income tax (“Municipal Obligations”). Municipal Obligations are generally debt obligations issued by state and local governmental entities and may be issued by U.S. territories to finance or refinance public projects such as roads, schools, and water supply systems. Municipal Obligations may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility and pollution control projects. Municipal Obligations may be issued on a long term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source including project revenues, which may include tolls, fees and other user charges, lease payments, and mortgage payments. Municipal Obligations may also be issued to finance projects on a short term interim basis, anticipating repayment with the proceeds on long term debt. Municipal Obligations may be issued and purchased in the form of bonds, notes, leases or certificates of participation; structured as callable or noncallable; with payment forms including fixed coupon, variable rate, zero coupon, capital appreciation bonds, tender option bonds, and residual interest bonds or inverse floating rate securities; or acquired through investments in pooled vehicles, partnerships or other investment companies. Inverse floating rate securities are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and represent a leveraged investment in an underlying municipal security, which may increase the effective leverage of the Fund.

(c)	Elimination of Fundamental Policies Relating to Commodities:

The Existing Fundamental Policy relating to commodities, and which is proposed to be eliminated, is as follows:

The Fund, as a fundamental policy, may not purchase or sell commodities or commodities contracts, except for transactions involving futures contracts within the limits described under “Certain Trading Strategies of the Fund — Financial Futures and Options Transactions.”*

(d)	Approval of New Fundamental Policy Relating to Commodities:

It is proposed that each Affected California Fund adopt a New Fundamental Policy with respect to commodities. The adoption of the following New Fundamental Policy for each Affected California Fund is contingent on shareholder approval of the elimination of that Fund’s Existing Fundamental Policy with respect to commodities, as reflected in 3(c) above. The proposed New Fundamental Policy is as follows:

The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or derivative instruments or from investing in securities or other instruments backed by physical commodities).

(e)	Elimination of Fundamental Policies Relating to Derivatives and Short Sales:

The Existing Fundamental Policies relating to derivatives and short sales, and which are proposed to be eliminated, are as follows:

(i) The Fund may not make short sales of securities or purchase any securities on margin (except for such short-term credits as are necessary for the clearance of transactions), or write or purchase put or call options, except to the extent that the purchase of a stand-by commitment may be considered the purchase of a put, and except for transactions involving options within the limits described under “Certain Trading Strategies of The Fund — Financial Futures and Options Transactions.”*

* References are to a Fund’s registration statement.

(ii) The Fund may not purchase financial futures and options except within the limits described in “Certain Trading Strategies of The Fund — Financial Futures and Options Transactions.”*

In connection with the elimination of the Existing Fundamental Policies relating to derivatives and short sales, as reflected in 3(e) above, the Board has adopted the following new non-fundamental policies for each Affected California Fund. The new non-fundamental policies are contingent on shareholder approval of the elimination of that Fund’s Existing Fundamental Policies with respect to derivatives and short sales. The new non-fundamental polices are as follows:

(i) The Fund may invest in derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts, or other derivative instruments. The Fund’s investment adviser uses derivatives to seek to enhance return, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset.

(ii) The Fund may not sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(iii) The Fund may not enter into futures contracts or related options or forward contracts, if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

(f)	Elimination of the Fundamental Policy Prohibiting Investment in Other Investment Companies:

The Affected California Funds do not have specific restrictions as to investments in other investment companies. However, each such Affected California Fund has an investment policy that only permits investment in municipal obligations and temporary investments and thereby prohibits investment in other investment companies. The Existing Fundamental Policy for each Affected California Fund that is proposed to be eliminated is as follows:

The Fund may not invest in securities other than California Municipal Obligations and temporary investments, as described under “Investment Objective and Policies — Portfolio Investments.”*

In addition, with respect to each Affected California Fund’s ability to invest in other investment companies, the Board has adopted a new non-fundamental policy to be implemented upon the elimination of that Fund’s Existing Fundamental Policy prohibiting

* References are to a Fund’s registration statement.

investments in other investment companies. The proposed new non-fundamental policy relating to investments in other investment companies is as follows:

The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds (often referred to as “ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly.

Board Recommendation

The Board believes that eliminating the Existing Fundamental Policies and adopting the New Investment Policies gives the Adviser flexibility to rapidly respond to continuing developments in the municipal market and would enhance the portfolio managers’ ability to meet each Affected California Fund’s investment objective. In addition, the Board believes that the proposed changes will create consistent investment policies for all Nuveen municipal bond funds and will help to promote operational efficiencies.

The Board recommends that shareholders of each Affected California Fund vote to approve the elimination of each Existing Fundamental Policy and vote to approve each New Fundamental Policy.

Audit Committee Report

The Audit Committee of each Board is responsible for the oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audit of the financial statements, of each Fund, (2) the quality and integrity of the Funds’ financial statements and (3) the independent registered public accounting firm’s qualifications, performance and independence. In its oversight capacity, the committee reviews each Fund’s annual financial statements with both management and the independent registered public accounting firm and the committee meets periodically with the independent registered public accounting firm and internal auditors to consider their evaluation of each Fund’s financial and internal controls. The committee also selects, retains, evaluates and may replace each Fund’s independent registered public accounting firm. The committee is currently composed of five Independent Board Members and operates under a written charter adopted and approved by each Board. Each committee member meets the independence and experience requirements, as applicable, of the New York Stock Exchange, NYSE Amex, Section 10A of the 1934 Act and the rules and regulations of the SEC.

The committee, in discharging its duties, has met with and held discussions with management and each Fund’s independent registered public accounting firm. The committee has also reviewed and discussed the audited financial statements with management. Management has represented to the independent registered public accounting firm that each Fund’s financial statements were prepared in accordance with generally accepted accounting principles. The committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 114, (The Auditor’s Communication With Those Charged With Governance), which supersedes SAS No. 61 (Communication with Audit Committees). Each Fund’s independent registered public accounting firm provided to the committee the written disclosure required by Public Company Accounting Oversight Board Rule 3526 (Communications with Audit Committees Concerning Independence), and the committee discussed with representatives of the independent registered public accounting firm their firm’s independence. As provided in the Audit Committee Charter, it is not the committee’s responsibility to determine, and the considerations and discussions referenced above do not ensure, that each Fund’s financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the committee’s review and discussions with management and the independent registered public accounting firm, the representations of management and the report of the independent registered public accounting firm to the committee, the committee has recommended that the audited financial statements be included in each Fund’s Annual Report.

The current members of the committee are:

Robert P. Bremner
David J. Kundert
William J. Schneider
Carole E. Stone
Terence J. Toth

Audit and Related Fees. The following tables provide the aggregate fees billed during each Fund’s last two fiscal years by each Fund’s independent registered accounting firm for engagements directly related to the operations and financial reporting of each Fund, including those relating (i) to each Fund for services provided to the Fund and (ii) to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to each Fund (“Adviser Entities”).

			Audit Related Fees				Tax Fees				All Other Fees
	Audit Fees				Adviser and Adviser				Adviser and				Adviser and
	Fund(1)		Fund(2)		Entities		Fund(3)		Adviser Entities		Fund(4)		Adviser Entities
	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal
	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	2010	2011	2010	2011	2010	2011	2010	2011	2010	2011	2010	2011	2010	2011

Floating Rate Income	$67,144	$51,100	$0	$32,000	$0	$0	$0	$0	$0	$0	$10,000	$0	$0	$0
Floating Rate Income Opportunity	48,211	51,100	0	32,000	0	0	0	0	0	0	10,000	0	0	0
Senior Income	37,945	51,100	0	32,000	0	0	0	0	0	0	10,000	0	0	0
Tax-Advantaged Floating Rate	24,100	24,100	0	0	0	0	0	0	0	0	0	0	0	0
Arizona Dividend Advantage	8,343	18,200	6,250	0	0	0	0	0	0	0	850	850	0	0
Arizona Dividend Advantage 2	9,002	18,200	6,250	0	0	0	0	0	0	0	850	850	0	0
Arizona Dividend Advantage 3	9,300	18,200	6,250	0	0	0	0	0	0	0	850	850	0	0
Arizona Premium Income	10,252	18,200	0	0	0	0	0	0	0	0	3,400	1,700	0	0
California Dividend Advantage	22,589	18,200	0	6,250	0	0	0	0	0	0	850	850	0	0
California Dividend Advantage 2	17,483	18,200	0	6,250	0	0	0	0	0	0	850	850	0	0
California Dividend Advantage 3	22,997	18,200	20,000	0	0	0	0	0	0	0	850	850	0	0
California Investment Quality	16,765	18,200	0	0	0	0	0	0	0	0	3,400	3,400	0	0
California Market Opportunity	12,717	18,200	0	1,500	0	0	0	0	0	0	3,400	850	0	0
California Value	15,264	18,200	0	0	0	0	0	0	0	0	0	0	0	0
California Value 2	8,994	18,200	0	0	0	0	0	0	0	0	0	0	0	0
California Performance Plus	16,347	18,200	0	0	0	0	0	0	0	0	3,400	3,400	0	0
California Premium Income	11,028	18,200	0	18,750	0	0	0	0	0	0	850	850	0	0
California Quality Income	23,135	18,200	0	1,500	0	0	0	0	0	0	3,400	2,550	0	0
California Select Quality	23,460	18,200	0	1,500	0	0	0	0	0	0	3,400	2,550	0	0
Maryland Dividend Advantage	10,123	18,200	12,500	0	0	0	0	0	0	0	850	0	0	0
Maryland Dividend Advantage 2	10,163	18,200	12,500	0	0	0	0	0	0	0	850	0	0	0
Maryland Dividend Advantage 3	11,036	18,200	15,000	12,500	0	0	0	0	0	0	850	850	0	0
Maryland Premium Income	14,818	18,200	15,000	12,500	0	0	0	0	0	0	850	850	0	0
Massachusetts Dividend Advantage	8,691	18,200	12,500	0	0	0	0	0	0	0	850	0	0	0
Massachusetts Premium Income	10,697	18,200	15,000	12,500	0	0	0	0	0	0	850	850	0	0

			Audit Related Fees				Tax Fees				All Other Fees
	Audit Fees				Adviser and Adviser				Adviser and				Adviser and
	Fund(1)		Fund(2)		Entities		Fund(3)		Adviser Entities		Fund(4)		Adviser Entities
	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal
	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	2010	2011	2010	2011	2010	2011	2010	2011	2010	2011	2010	2011	2010	2011

Michigan Dividend Advantage	$8,720	$18,200	$0	$12,500	$0	$0	$0	$0	$0	$0	$850	$850	$0	$0
Michigan Premium Income	12,700	18,200	0	0	0	0	0	0	0	0	3,400	3,400	0	0
Michigan Quality Income	15,852	18,200	0	0	0	0	0	0	0	0	3,400	3,400	0	0
Missouri Premium Income	8,837	18,200	0	12,500	0	0	0	0	0	0	850	850	0	0
New Jersey Dividend Advantage	11,876	18,200	0	6,250	0	0	0	0	0	0	850	850	0	0
New Jersey Dividend Advantage 2	10,465	18,200	0	12,500	0	0	0	0	0	0	850	850	0	0
New Jersey Investment Quality	21,785	18,200	0	1,500	0	0	0	0	0	0	3,400	1,700	0	0
New Jersey Value	8,085	18,200	0	0	0	0	0	0	0	0	0	0	0	0
New Jersey Premium Income	16,154	18,200	0	1,500	0	0	0	0	0	0	3,400	1,700	0	0
Ohio Dividend Advantage	10,376	18,200	0	12,500	0	0	0	0	0	0	850	850	0	0
Ohio Dividend Advantage 2	9,523	18,200	0	6,250	0	0	0	0	0	0	850	850	0	0
Ohio Dividend Advantage 3	8,892	18,200	0	6,250	0	0	0	0	0	0	850	850	0	0
Ohio Quality Income	14,927	18,200	0	0	0	0	0	0	0	0	3,400	3,400	0	0
Pennsylvania Value(8)	7,897	18,200	0	0	0	0	0	0	0	0	0	0	0	0
Pennsylvania Dividend Advantage	9,635	18,200	0	12,500	0	0	0	0	0	0	850	850	0	0
Pennsylvania Dividend Advantage 2	9,866	18,200	0	12,500	0	0	0	0	0	0	850	850	0	0
Pennsylvania Investment Quality	18,859	18,200	0	1,500	0	0	0	0	0	0	850	850	0	0
Pennsylvania Premium Income 2	17,824	18,200	0	1,500	0	0	0	0	0	0	850	850	0	0
Texas Quality Income	14,097	18,200	6,250	6,250	0	0	0	0	0	0	850	850	0	0
Virginia Dividend Advantage	9,506	18,200	0	0	0	0	0	0	0	0	850	0	0	0
Virginia Dividend Advantage 2	11,477	18,200	0	0	0	0	0	0	0	0	850	0	0	0
Virginia Premium Income	13,551	18,200	4,000	12,500	0	0	0	0	0	0	850	850	0	0

(1)	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.
(2)	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of audit or review of financial statements and are not reported under “Audit Fees.”
(3)	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance and tax planning.
(4)	“All Other Fees” are the aggregate fees billed for products and services for agreed-upon procedures engagements for the leveraged Funds.

Non-Audit Fees. The following tables provide the aggregate non-audit fees billed by each Fund’s independent registered accounting firm for services rendered to each Fund, the Adviser and the Adviser Entities during each Fund’s last two fiscal years.

			Total Non-Audit Fees
			Billed to Adviser and
			Adviser Entities
			(Engagements Related		Total Non-Audit Fees
			Directly to the Operations		Billed to Adviser and
	Total Non-Audit Fees		and Financial Reporting		Adviser Entities (All Other
	Billed to Fund		of Fund)		Engagements)		Total
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Fund	Ended 2010	Ended 2011	Ended 2010	Ended 2011	Ended 2010	Ended 2011	Ended 2010	Ended 2011

Floating Rate Income	$10,000	$0	$0	$0	$0	$0	$10,000	$0
Floating Rate Income Opportunity	10,000	0	0	0	0	0	10,000	0
Senior Income	10,000	0	0	0	0	0	10,000	0
Tax-Advantaged Floating Rate	0	0	0	0	0	0	0	0
Arizona Dividend Advantage	850	850	0	0	0	0	850	850
Arizona Dividend Advantage 2	850	850	0	0	0	0	850	850
Arizona Dividend Advantage 3	850	850	0	0	0	0	850	850
Arizona Premium Income	3,400	1,700	0	0	0	0	3,400	1,700
California Dividend Advantage	850	850	0	0	0	0	850	850
California Dividend Advantage 2	850	850	0	0	0	0	850	850
California Dividend Advantage 3	850	850	0	0	0	0	850	850
California Investment Quality	3,400	3,400	0	0	0	0	3,400	3,400
California Market Opportunity	3,400	850	0	0	0	0	3,400	850
California Value	0	0	0	0	0	0	0	0
California Value 2	0	0	0	0	0	0	0	0
California Performance Plus	3,400	3,400	0	0	0	0	3,400	3,400
California Premium Income	850	850	0	0	0	0	850	850
California Quality Income	3,400	2,550	0	0	0	0	3,400	2,550
California Select Quality	3,400	2,550	0	0	0	0	3,400	2,550
Maryland Dividend Advantage	850	0	0	0	0	0	850	0
Maryland Dividend Advantage 2	850	0	0	0	0	0	850	0
Maryland Dividend Advantage 3	850	850	0	0	0	0	850	850
Maryland Premium Income	850	850	0	0	0	0	850	850

			Total Non-Audit Fees
			Billed to Adviser and
			Adviser Entities
			(Engagements Related		Total Non-Audit Fees
			Directly to the Operations		Billed to Adviser and
	Total Non-Audit Fees		and Financial Reporting		Adviser Entities (All Other
	Billed to Fund		of Fund)		Engagements)		Total
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Fund	Ended 2010	Ended 2011	Ended 2010	Ended 2011	Ended 2010	Ended 2011	Ended 2010	Ended 2011

Massachusetts Dividend Advantage	$850	$0	$0	$0	$0	$0	$850	$0
Massachusetts Premium Income	850	850	0	0	0	0	850	850
Michigan Dividend Advantage	850	850	0	0	0	0	850	850
Michigan Premium Income	3,400	3,400	0	0	0	0	3,400	3,400
Michigan Quality Income	3,400	3,400	0	0	0	0	3,400	3,400
Missouri Premium Income	850	850	0	0	0	0	850	850
New Jersey Dividend Advantage	850	850	0	0	0	0	850	850
New Jersey Dividend Advantage 2	850	850	0	0	0	0	850	850
New Jersey Investment Quality	3,400	1,700	0	0	0	0	3,400	1,700
New Jersey Value	0	0	0	0	0	0	0	0
New Jersey Premium Income	3,400	1,700	0	0	0	0	3,400	1,700
Ohio Dividend Advantage	850	850	0	0	0	0	850	850
Ohio Dividend Advantage 2	850	850	0	0	0	0	850	850
Ohio Dividend Advantage 3	850	850	0	0	0	0	850	850
Ohio Quality Income	3,400	3,400	0	0	0	0	3,400	3,400
Pennsylvania Value	0	0	0	0	0	0	0	0
Pennsylvania Dividend Advantage	850	850	0	0	0	0	850	850
Pennsylvania Dividend Advantage 2	850	850	0	0	0	0	850	850
Pennsylvania Investment Quality	850	850	0	0	0	0	850	850
Pennsylvania Premium Income 2	850	850	0	0	0	0	850	850
Texas Quality Income	850	850	0	0	0	0	850	850
Virginia Dividend Advantage	850	0	0	0	0	0	850	0
Virginia Dividend Advantage 2	850	0	0	0	0	0	850	0
Virginia Premium Income	850	850	0	0	0	0	850	850

Audit Committee Pre-Approval Policies and Procedures.  Generally, the audit committee must approve each Fund’s independent registered public accounting firm’s engagements (i) with the Fund for audit or non-audit services and (ii) with the Adviser and Adviser Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent registered public accounting firm for each Fund and the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund), such engagements will be (i) pre-approved by the audit committee if they are expected to be for amounts greater than 10,000; (ii) reported to the audit committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under 10,000 but greater than 5,000; and (iii) reported to the audit committee at the next audit committee meeting if they are expected to be for an amount under 5,000.

The audit committee has approved in advance all audit services and non-audit services that the independent registered public accounting firm provided to each Fund and to the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund). None of the services rendered by the independent registered public accounting firm to each Fund or the Adviser or Adviser Entities were pre-approved by the audit committee pursuant to the pre-approval exception under Rule 2-01(c)(7)(i)(c) or Rule 2-01(c)(7)(ii) of Regulation S-X.

Additional Information

Appointment of the Independent Registered Public Accounting Firm

Each Board has appointed Ernst & Young LLP as independent registered public accounting firm to audit the books and records of each Fund for its current fiscal year. A representative of Ernst & Young LLP will be present at the Annual Meetings to make a statement, if such representative so desires, and to respond to shareholders’ questions. Ernst & Young LLP has informed each Fund that it has no direct or indirect material financial interest in the Funds, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

Section 16(a) Beneficial Interest Reporting Compliance

Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require Board Members and officers, the Adviser, affiliated persons of the Adviser and persons who own more than 10% of a registered class of a Fund’s equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund’s shares with the SEC and the New York Stock Exchange or NYSE Amex, as applicable. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that its Board Members and officers, Adviser and affiliated persons of the Adviser have complied with all applicable Section 16(a) filing requirements during its last fiscal year. [NUVEEN, PLEASE ADVISE] To the knowledge of management of the Funds, no shareholder of a Fund owns more than 10% of a registered class of a Fund’s equity securities, except as provided in Appendix B.

Information About the Adviser

The Adviser, located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as investment adviser and manager for each Fund. The Adviser is a wholly-owned subsidiary of Nuveen. Nuveen is a wholly-owned subsidiary of Windy City, a corporation formed by investors led by

Madison Dearborn Partners, LLC (“MDP”), a private equity investment firm based in Chicago, Illinois. Windy City is controlled by MDP on behalf of the Madison Dearborn Capital Partner V funds.

Shareholder Proposals

To be considered for presentation at the annual meeting of shareholders of the Funds to be held in 2012, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than June 7, 2012. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must, pursuant to each Fund’s By-Laws, submit such written notice to the Fund not later than August 22, 2012 or prior to August 5, 2012. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

Shareholder Communications

Fund shareholders who want to communicate with the Board or any individual Board Member should write to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder and note the fund or funds that you own. If the communication is intended for a specific Board Member and so indicates it will be sent only to that Board Member. If a communication does not indicate a specific Board Member it will be sent to the Independent Chairman and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Expenses of Proxy Solicitation

With respect to routine items, such as the election of Board Members, the cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies will be paid by the Funds pro rata based on the number of shareholder accounts. For non-routine items, such as updating investment policies, the costs in connection with the solicitation of proxies will be paid by the Funds subject to such non-routine items based on the number of shareholder accounts. Additional solicitation may be made by letter or telephone by officers or employees of Nuveen or the Adviser, or by dealers and their representatives. Any additional costs of solicitation will be paid by the Fund that requires additional solicitation.

Fiscal Year

The fiscal year end is: February 28 for Arizona Dividend Advantage, Arizona Dividend Advantage 2, Arizona Dividend Advantage 3, Arizona Premium Income, and Texas Quality Income. California Dividend Advantage, California Dividend Advantage 2, California Dividend Advantage 3, California Investment Quality, California Market Opportunity, California Value, California Value 2, California Performance Plus, California Premium Income, California Quality Income, California Select Quality, Michigan Dividend Advantage, Michigan Premium Income, Michigan Quality Income, Ohio Dividend Advantage, Ohio Dividend Advantage 2, Ohio Dividend Advantage 3, Ohio Quality Income, Texas Quality Income; April 30 for New Jersey Dividend Advantage, New Jersey Dividend Advantage 2, New Jersey Investment Quality, New Jersey Value, New Jersey Premium Income, Pennsylvania Value, Pennsylvania Dividend Advantage, Pennsylvania Dividend Advantage 2, Pennsylvania Investment Quality and Pennsylvania

Premium Income 2; May 31 for Maryland Dividend Advantage, Maryland Dividend Advantage 2, Maryland Dividend Advantage 3, Massachusetts Dividend Advantage, Massachusetts Premium Income, Missouri Premium Income, Virginia Dividend Advantage, Virginia Dividend Advantage 2 and Virginia Premium Income; June 30 for Tax-Advantaged Floating Rate; and July 31 for Floating Rate Income, Floating Rate Income Opportunity and Senior Income.

Annual Report Delivery

Annual reports will be sent to shareholders of record of each Fund following each Fund’s fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to such Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on November 15, 2011:

Each Fund’s Proxy Statement is available at www.nuveen.com/proxyinfo/CEF/Default.aspx. For more information, shareholders may also contact the applicable Fund at the address and phone number set forth above.

Please note that only one annual report, semi-annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report, semi-annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Annual Meetings. However, if other matters are properly presented to the Annual Meetings for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at each Annual Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Annual Meeting.

A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, shall constitute a quorum, except that for the election of the two Board member nominees to be elected by holders of Preferred Shares for each applicable Fund, 33 1/3% of the shares present and entitled to vote, represented in person or by proxy, will constitute a quorum. In the absence of a quorum, business may proceed on any other matter or matters which may properly come before the Annual Meeting if there shall be present, in person or by proxy, a quorum of shareholders in respect of such other matters. Failure of a quorum of any Fund to be present at the Annual Meeting will necessitate adjournment and will subject the applicable Fund to additional expense. Abstentions and broker non-votes will be treated as shares that are present for purposes of determining the presence of a quorum for transacting business at the Annual Meeting. If a quorum is present and a Fund has not received enough votes by the time of the Annual Meeting to approve a proposal, the shareholders of the Fund present in person or by proxy and entitled to vote at the Annual Meeting may propose that such Annual Meeting be adjourned one or more times with respect to such Fund to permit further solicitation of proxies. The persons named in the enclosed proxy may also move for an adjournment of the meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders whether or not a quorum is present. Under each Fund’s By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at such meeting.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Kevin J. McCarthy
Vice President and Secretary
The Nuveen Funds

October 17, 2011

APPENDIX A

[NUVEEN TO UPDATE]

Beneficial Ownership

The following table lists the dollar range of equity securities beneficially owned by each Board Member nominee in each Fund and in all Nuveen funds overseen by the Board Member nominee as of December 31, 2010. The information as to beneficial ownership is based on statements furnished by each Board Member and officer.

		Floating		Tax-
	Floating	Rate		Advantaged	Arizona	Arizona
Board Member	Rate	Income	Senior	Floating	Dividend	Dividend
Nominees	Income	Opportunity	Income	Rate	Advantage	Advantage 2

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	$0	$0	$0	$0	$0	$0
Jack B. Evans	$10,001-$50,000	$0	$50,001-$100,000	$0	$0	$0
William C. Hunter	$0	$0	$0	$0	$0	$0
David J. Kundert	$0	$0	$0	$0	$0	$0
William J. Schneider	$0	$0	$0	$0	$0	$0
Judith M. Stockdale	$0	$0	$0	$0	$0	$0
Carole E. Stone	$0	$0	$0	$0	$0	$0
Virginia L. Stringer	$0	$0	$0	$0	$0	$0
Terence J. Toth	$0	$50,001-$100,000	Over $100,000	$0	$0	$0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian	$0	$0	$0	$10,001-$50,000	$0	$0

	Arizona	Arizona	California	California	California	California
Board Member	Dividend	Premium	Premium	Dividend	Dividend	Investment
Nominees	Advantage 3	Income	Advantage	Advantage 2	Advantage 3	Quality

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	$0	$0	$0	$0	$0	$0
Jack B. Evans	$0	$0	$0	$0	$0	$0
William C. Hunter	$0	$0	$0	$0	$0	$0
David J. Kundert	$0	$0	$0	$0	$0	$0
William J. Schneider	$0	$0	$0	$0	$0	$0
Judith M. Stockdale	$0	$0	$0	$0	$0	$0
Carole E. Stone	$0	$0	$0	$0	$0	$0
Virginia L. Stringer	$0	$0	$0	$0	$0	$0
Terence J. Toth	$0	$0	$0	$0	$0	$0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian	$0	$0	$0	$0	$0	$0

Dollar Range of Equity Securities
	California			California	California	California	California
Board Member	Market	California	California	Performance	Premium	Quality	Select
Nominees	Opportunity	Value	Value 2	Plus	Income	Income	Quality

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	$0	$0	$0	$0	$0	$0	$0
Jack B. Evans	$0	$0	$0	$0	$0	$0	$0
William C. Hunter	$0	$0	$0	$0	$0	$0	$0
David J. Kundert	$0	$0	$0	$0	$0	$0	$0
William J. Schneider	$0	$0	$0	$0	$0	$0	$0
Judith M. Stockdale	$0	$0	$0	$0	$0	$0	$0
Carole E. Stone	$0	$0	$0	$0	$0	$0	$0
Virginia L. Stringer	$0	$0	$0	$0	$0	$0	$0
Terence J. Toth	$0	$0	$0	$0	$0	$0	$0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian	$0	$0	$0	$0	$0	$0	$0

	Maryland	Maryland	Maryland	Maryland	Massachusetts	Massachusetts	Michigan
Board Member	Dividend	Dividend	Dividend	Premium	Dividend	Premium	Dividend
Nominees	Advantage	Advantage 2	Advantage 3	Income	Advantage	Income	Advantage

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	$0	$0	$0	$0	$0	$0	$0
Jack B. Evans	$0	$0	$0	$0	$0	$0	$0
William C. Hunter	$0	$0	$0	$0	$0	$0	$0
David J. Kundert	$0	$0	$0	$0	$0	$0	$0
William J. Schneider	$0	$0	$0	$0	$0	$0	$0
Judith M. Stockdale	$0	$0	$0	$0	$0	$0	$0
Carole E. Stone	$0	$0	$0	$0	$0	$0	$0
Virginia L. Stringer	$0	$0	$0	$0	$0	$0	$0
Terence J. Toth	$0	$0	$0	$0	$0	$0	$0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian	$0	$0	$0	$0	$0	$0	$0

Dollar Range of Equity Securities
	Michigan	Michigan	Missouri	New Jersey	New Jersey	New Jersey
Board Member	Premium	Quality	Premium	Dividend	Dividend	Investment	New Jersey
Nominees	Income	Income	Income	Advantage	Advantage 2	Quality	Value

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	$0	$0	$0	$0	$0	$0	$0
Jack B. Evans	$0	$0	$0	$0	$0	$0	$0
William C. Hunter	$0	$0	$0	$0	$0	$0	$0
David J. Kundert	$0	$0	$0	$0	$0	$0	$0
William J. Schneider	$0	$0	$0	$0	$0	$0	$0
Judith M. Stockdale	$0	$0	$0	$0	$0	$0	$0
Carole E. Stone	$0	$0	$0	$0	$0	$0	$0
Virginia L. Stringer	$0	$0	$0	$0	$0	$0	$0
Terence J. Toth	$0	$0	$0	$0	$0	$0	$0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian	$0	$0	$0	$0	$0	$0	$0

	New
	Jersey	Ohio	Ohio	Ohio	Ohio		Pennsylvania
Board Member	Premium	Dividend	Dividend	Dividend	Quality	Pennsylvania	Dividend
Nominees	Income	Advantage	Advantage 2	Advantage 3	Income	Value	Advantage

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	$0	$0	$0	$0	$0	$0	$0
Jack B. Evans	$0	$0	$0	$0	$0	$0	$0
William C. Hunter	$0	$0	$0	$0	$0	$0	$0
David J. Kundert	$0	$0	$0	$0	$0	$0	$0
William J. Schneider	$0	$0	$0	$0	$0	$0	$0
Judith M. Stockdale	$0	$0	$0	$0	$0	$0	$0
Carole E. Stone	$0	$0	$0	$0	$0	$0	$0
Virginia L. Stringer	$0	$0	$0	$0	$0	$0	$0
Terence J. Toth	$0	$0	$0	$0	$0	$0	$0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian	$0	$0	$0	$0	$0	$0	$0

Dollar Range of Equity Securities
	Pennsylvania	Pennsylvania	Pennsylvania	Texas	Virginia	Virginia	Virginia
Board Member	Dividend	Investment	Premium	Quality	Dividend	Dividend	Premium
Nominees	Advantage 2	Quality	Income 2	Income	Advantage	Advantage 2	Income

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	$0	$0	$0	$0	$0	$0	$0
Jack B. Evans	$0	$0	$0	$0	$0	$0	$0
William C. Hunter	$0	$0	$0	$0	$0	$0	$0
David J. Kundert	$0	$0	$0	$0	$0	$0	$0
William J. Schneider	$0	$0	$0	$0	$0	$0	$0
Judith M. Stockdale	$0	$0	$0	$0	$0	$0	$0
Carole E. Stone	$0	$0	$0	$0	$0	$0	$0
Virginia L. Stringer	$0	$0	$0	$0	$0	$0	$0
Terence J. Toth	$0	$0	$0	$0	$0	$0	$0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian	$0	$0	$0	$0	$0	$0	$0

Dollar Range of Equity Securities
Aggregate
Range of
Securities All
Registered
Investment
Companies
Overseen by
Board Member
Nominees in
Family of
Board Member	Investment
Nominees	Companies(1)

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	Over $100,000
Jack B. Evans	Over $100,000
William C. Hunter	Over $100,000
David J. Kundert	Over $100,000
William J. Schneider	Over $100,000
Judith M. Stockdale	Over $100,000
Carole E. Stone	Over $100,000
Virginia L. Stringer	Over $100,000
Terence J. Toth	Over $100,000
Board Member/Nominee who is an interested person of the Funds
John P. Amboian	Over $100,000

(1)	The amounts reflect the aggregate dollar range of equity securities and the number of shares beneficially owned by the Board Member in the Funds and in all Nuveen funds overseen by the Board Member.

The following table sets forth, for each Board Member and Board Member Nominee and for the Board Members and Board Member Nominees and officers as a group, the amount of shares beneficially owned in each Fund as of December 31, 2010. The information as to beneficial ownership is based on statements furnished by each Board Member and officer.

Fund Shares Owned By Board Members And Officers(1)
				Tax-
	Floating	Floating		Advantaged	Arizona	Arizona	Arizona
Board Member	Rate	Rate Income	Senior	Floating	Dividend	Dividend	Dividend
Nominees	Income	Opportunity	Income	Rate	Advantage	Advantage 2	Advantage 3

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	0	0	0	0	0	0	0
Jack B. Evans	1,600	0	10,000	0	0	0	0
William C. Hunter	0	0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0	0
William J. Schneider	0	0	0	0	0	0	0
Judith M. Stockdale	0	0	0	0	0	0	0
Carole E. Stone	0	0	0	0	0	0	0
Virginia L. Stringer	0	0	0	0	0	0	0
Terence J. Toth	0	8,329	14,608	0	0	0	0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian	0	0	0	16,845	0	0	0
All Board Members and Officers as a Group	1,600	8,329	24,608	16,845	0	0	0

Fund Shares Owned By Board Members And Officers(1)
	Arizona	California	California	California	California	California
Board Member	Premium	Dividend	Dividend	Dividend	Investment	Market	California
Nominees	Income	Advantage	Advantage 2	Advantage 3	Quality	Opportunity	Value

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	0	0	0	0	0	0	0
Jack B. Evans	0	0	0	0	0	0	0
William C. Hunter	0	0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0	0
William J. Schneider	0	0	0	0	0	0	0
Judith M. Stockdale	0	0	0	0	0	0	0
Carole E. Stone	0	0	0	0	0	0	0
Virginia L. Stringer	0	0	0	0	0	0	0
Terence J. Toth	0	0	0	0	0	0	0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian	0	0	0	0	0	0	0
All Board Members and Officers as a Group	0	0	0	0	0	0	0

(1)	The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan.

Fund Shares Owned By Board Members And Officers(1)
		California	California	California	California	Maryland	Maryland
Board Member	California	Performance	Premium	Quality	Select	Dividend	Dividend
Nominees	Value 2	Plus	Income	Income	Quality	Advantage	Advantage 2

Robert P. Bremner	0	0	0	0	0	0	0
Jack B. Evans	0	0	0	0	0	0	0
William C. Hunter	0	0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0	0
William J. Schneider	0	0	0	0	0	0	0
Judith M. Stockdale	0	0	0	0	0	0	0
Carole E. Stone	0	0	0	0	0	0	0
Virginia L. Stringer	0	0	0	0	0	0	0
Terence J. Toth	0	0	0	0	0	0	0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian	0	0	0	0	0	0	0
All Board Members and Officers as a Group	0	0	0	0	0	0	0

	Maryland	Maryland	Massachusetts	Massachusetts	Michigan	Michigan	Michigan
Board Member	Dividend	Premium	Dividend	Premium	Dividend	Premium	Quality
Nominees	Advantage 3	Income	Advantage	Income	Advantage	Income	Income

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	0	0	0	0	0	0	0
Jack B. Evans	0	0	0	0	0	0	0
William C. Hunter	0	0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0	0
William J. Schneider	0	0	0	0	0	0	0
Judith M. Stockdale	0	0	0	0	0	0	0
Carole E. Stone	0	0	0	0	0	0	0
Virginia L. Stringer	0	0	0	0	0	0	0
Terence J. Toth	0	0	0	0	0	0	0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian	0	0	0	0	0	0	0
All Board Members and Officers as a Group	0	0	0	0	0	0	0

(1)	The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan.

Fund Shares Owned By Board Members And Officers(1)
	Missouri	New Jersey	New Jersey	New Jersey		New Jersey	Ohio
Board Member	Premium	Dividend	Dividend	Investment	New Jersey	Premium	Dividend
Nominees	Income	Advantage	Advantage 2	Quality	Value	Income	Advantage

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	0	0	0	0	0	0	0
Jack B. Evans	0	0	0	0	0	0	0
William C. Hunter	0	0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0	0
William J. Schneider	0	0	0	0	0	0	0
Judith M. Stockdale	0	0	0	0	0	0	0
Carole E. Stone	0	0	0	0	0	0	0
Virginia L. Stringer	0	0	0	0	0	0	0
Terence J. Toth	0	0	0	0	0	0	0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian	0	0	0	0	0	0	0
All Board Members and Officers as a Group	0	0	0	0	0	0	0

(1)	The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan.

	Ohio	Ohio	Ohio		Pennsylvania	Pennsylvania	Pennsylvania
Board Member	Dividend	Dividend	Quality	Pennsylvania	Dividend	Dividend	Investment
Nominees	Advantage 2	Advantage 3	Income	Value	Advantage	Advantage 2	Quality

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	0	0	0	0	0	0	0
Jack B. Evans	0	0	0	0	0	0	0
William C. Hunter	0	0	0	0	0	0	0
David J. Kundert	0	0	0	0	0	0	0
William J. Schneider	0	0	57	0	0	0	0
Judith M. Stockdale	0	0	0	0	0	0	0
Carole E. Stone	0	0	0	0	0	0	0
Virginia L. Stringer	0	0	0	0	0	0	0
Terence J. Toth	0	0	0	0	0	0	0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian	0	0	0	0	0	0	0
All Board Members and Officers as a Group	0	0	57	0	0	0	0

(1)	The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan.

Fund Shares Owned By Board Members And Officers(1)
	Pennsylvania	Texas	Virginia	Virginia	Virginia
Board Member	Premium	Quality	Dividend	Dividend	Premium
Nominees	Income 2	Income	Advantage	Advantage 2	Income

Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	0	0	0	0	0
Jack B. Evans	0	0	0	0	0
William C. Hunter	0	0	0	0	0
David J. Kundert	0	0	0	0	0
William J. Schneider	0	0	0	0	0
Judith M. Stockdale	0	0	0	0	0
Carole E. Stone	0	0	0	0	0
Virginia L. Stringer	0	0	0	0	0
Terence J. Toth	0	0	0	0	0
Board Member/Nominee who is an interested person of the Funds
John P. Amboian	0	0	0	0	0
All Board Members and Officers as a Group	0	0	0	0	0

(1)	The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan.

APPENDIX B

List of Beneficial Owners Who Own More Than 5% of Any Class of Shares in Any Fund

The following chart lists each shareholder or group of shareholders who beneficially own more than 5% of any class of shares of any Fund*:

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

Floating Rate Income (JFR) — Common Shares	First Trust Portfolios L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	10,307,575	21.80%

	First Trust Advisors L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

	The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

Floating Rate Income Opportunity (JRO) — Common Shares	First Trust Portfolios L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	6,392,308	21.40%

	First Trust Advisors L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

	The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

Senior Income (NSL) — Common Shares	First Trust Portfolios L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	5,918,390	19.8%

	First Trust Advisors L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

	The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

Arizona Dividend Advantage (NFZ) — Auction Rate Preferred Shares	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	68	16.00%

	Bank of America, N.A. 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	27	6.40%

	Blue Ridge Investments, L.L.C. 214 North Tryon Street Bank of America Corporate Center Charlotte, NC 28255	41	9.70%

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

	Merrill Lynch, Pierce, Fenner & Smith, Inc. 4 World Financial Center 250 Vesey Street New York, NY 10080	27	6.40%

Arizona Dividend Advantage 2 (NKR) — Auction Rate Preferred Shares	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	139	20.90%

	Blue Ridge Investments, L.L.C. 214 North Tryon Street Bank of America Corporate Center Charlotte, NC 28255	128	19.20%

	Merrill Lynch, Pierce, Fenner & Smith, Inc. 4 World Financial Center 250 Vesey Street New York, NY 10080	128	15.10%

	Karpus Management, Inc., d/b/a Karpus Investment Management 183 Sully’s Trail Pittsford, New York 14534	85	12.78%

Arizona Premium Income (NAZ) — Auction Rate Preferred Shares	UBS AG Bahnhoftstrasse 45 PO Box CH-8021 Zurich, Switzerland	94	8.43%

	Karpus Management, Inc., d/b/a Karpus Investment Management 183 Sully’s Trail Pittsford, New York 14534	74	6.64%

California Dividend Advantage 2 (NVX) — MuniFund Term Preferred Shares	Karpus Management, Inc., d/b/a Karpus Investment Management 183 Sully’s Trail Pittsford, New York 14534	858,400	20.03%

(NVX) — Common Shares	First Trust Portfolios L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	1,522,477	10.30%

	First Trust Advisors L.P.(a) 1001 Warrenville Road Lisle, IL 60532

	The Charger Corporation(a) 1001 Warrenville Road Lisle, IL 60532

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

California Dividend Advantage 3 (NZH) — Auction Rate Preferred Shares	UBS AG Bahnhoftstrasse 45 PO Box CH-8021 Zurich, Switzerland	186	6.69%

(NZH) — MuniFund Term Preferred Shares	Karpus Management, Inc., d/b/a Karpus Investment Management 183 Sully’s Trail Pittsford, New York 14534	1,172,000	26.58%

(NZH) — Common Shares	First Trust Portfolios L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	2,033,040	8.40%

	First Trust Advisors L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

	The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

California Investment Quality (NQC) — Common Shares	First Trust Portfolios L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	870,793	6.40%

	First Trust Advisors L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

	The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

California Market Opportunity (NCO) — Auction Rate Preferred Shares	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	430	22.04%

	Merrill Lynch, Pierce, Fenner & Smith, Inc. 4 World Financial Center 250 Vesey Street New York, NY 10080	140	7.20%

	Blue Ridge Investments, L.L.C. 214 North Tryon Street Bank of America Corporate Center Charlotte, NC 28255	201	10.30%

California Performance Plus (NCP) — Common Shares	First Trust Portfolios L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	842,490	6.50%

	First Trust Advisors L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

	The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

California Premium Income (NCU) — Auction Rate Preferred Shares	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	572	41.60%

	Bank of America, N.A. 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	105	7.60%

	Blue Ridge Investments, L.L.C. 214 North Tryon Street Bank of America Corporate Center Charlotte, NC 28255	467	34.00%

California Quality Income (NUC) — Common Shares	First Trust Portfolios L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	1,507,908	6.90%

	First Trust Advisors L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

	The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

(NUC) — Auction Rate Preferred Shares	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	912	14.50%

	Bank of America, N.A. 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	441	7.01%

	Blue Ridge Investments, L.L.C. 214 North Tryon Street Bank of America Corporate Center Charlotte, NC 28255	471	7.49%

California Select Quality (NVC) — Common Shares	First Trust Portfolios L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	1,682,505	7.30%

	First Trust Advisors L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

	The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

(NVC) — Auction Rate Preferred Shares	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	927	14.67%

	Bank of America, N.A. 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	371	5.87%

	Blue Ridge Investments, L.L.C. 214 North Tryon Street Bank of America Corporate Center Charlotte, NC 28255	556	8.80%

	Karpus Management, Inc., d/b/a Karpus Investment Management 183 Sully’s Trail Pittsford, New York 14534	385	6.09%

Maryland Dividend Advantage (NFM) — Auction Rate Preferred Shares	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	71	6.90%

(NFM) — MuniFund Term Preferred Shares	Karpus Management, Inc., d/b/a Karpus Investment Management 183 Sully’s Trail Pittsford, New York 14534	197,115	7.44%

Maryland Dividend Advantage 2 (NZR) — Auction Rate Preferred Shares	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	89	8.40%

	Blue Ridge Investments, L.L.C. 214 North Tryon Street Bank of America Corporate Center Charlotte, NC 28255	56	5.30%

(NZR) — MuniFund Term Preferred Shares	Karpus Management, Inc., d/b/a Karpus Investment Management 183 Sully’s Trail Pittsford, New York 14534	408,583	14.97%

Maryland Dividend Advantage 3 (NWI) — MuniFund Term Preferred Shares	Karpus Management, Inc., d/b/a Karpus Investment Management 183 Sully’s Trail Pittsford, New York 14534	193,394	9.34%

Maryland Premium Income (NMY) — Auction Rate Preferred Shares	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	160	5.60%

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

	Blue Ridge Investments, L.L.C. 214 North Tryon Street Bank of America Corporate Center Charlotte, NC 28255	157	5.50%

(NMY) — MuniFund Term Preferred Shares	Karpus Management, Inc., d/b/a Karpus Investment Management 183 Sully’s Trail Pittsford, New York 14534	253,873	6.55%

Massachusetts Dividend Advantage (NMB) — Auction Rate Preferred Shares	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	86	15.10%

	Blue Ridge Investments, L.L.C. 214 North Tryon Street Bank of America Corporate Center Charlotte, NC 28255	80	14.00%

(NMB) — MuniFund Term Preferred Shares	Karpus Management, Inc., d/b/a Karpus Investment Management 183 Sully’s Trail Pittsford, New York 14534	152,600	10.36%

Massachusetts Premium Income (NMT) — MuniFund Term Preferred Shares	Karpus Management, Inc., d/b/a Karpus Investment Management 183 Sully’s Trail Pittsford, New York 14534	194,600	9.63%

Michigan Premium Income (NMP) — Auction Rate Preferred Shares	UBS AG Bahnhoftstrasse 45 PO Box CH-8021 Zurich, Switzerland	282	13.13%

Michigan Quality Income (NUM) — Auction Rate Preferred Shares	UBS AG Bahnhoftstrasse 45 PO Box CH-8021 Zurich, Switzerland	471	13.48%

Missouri Premium Income (NOM) — Auction Rate Preferred Shares	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	255	39.80%

	Blue Ridge Investments, L.L.C. 214 North Tryon Street Bank of America Corporate Center Charlotte, NC 28255	96	15.00%

	Bank of America, N.A. 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	159	24.80%

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

New Jersey Dividend Advantage (NXJ) — Common Shares	First Trust Portfolios L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	539,701	8.20%

	First Trust Advisors L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

	The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

New Jersey Dividend Advantage 2 (NUJ) — Auction Rate Preferred Shares	First Trust Portfolios L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	358,334	7.90%

	First Trust Advisors L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

	The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	283	22.70%

	Blue Ridge Investments, L.L.C. 214 North Tryon Street Bank of America Corporate Center Charlotte, NC 28255	203	16.30%

Ohio Dividend Advantage (NXI) — MuniFund Term Preferred Shares	Karpus Management, Inc., d/b/a Karpus Investment Management 183 Sully’s Trail Pittsford, New York 14534	140,000	12.01%

Ohio Dividend Advantage 3 (NVJ) — Auction Rate Preferred Shares	Karpus Management, Inc., d/b/a Karpus Investment Management 183 Sully’s Trail Pittsford, New York 14534	62	10.00%

(NVJ) — MuniFund Term Preferred Shares	Karpus Management, Inc., d/b/a Karpus Investment Management 183 Sully’s Trail Pittsford, New York 14534	250,000	13.54%

Ohio Quality Income (NUO) — Auction Rate Preferred Shares	UBS AG Bahnhoftstrasse 45 PO Box CH-8021 Zurich, Switzerland	342	11.51%

	Karpus Management, Inc., d/b/a Karpus Investment Management 183 Sully’s Trail Pittsford, New York 14534	218	7.08%

		Amount of	Percentage
Fund and Class	Shareholder Name and Address	Shares Owned	Owned

Pennsylvania Dividend Advantage (NXM) — Auction Rate Preferred Shares	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	51	5.60%

Texas Quality Income (NTX) — Auction Rate Preferred Shares	Bank of America Corporation 100 North Tryon Street, Floor 25 Bank of America Corporate Center Charlotte, NC 28255	1,274	49.00%

	Blue Ridge Investments, L.L.C. 214 North Tryon Street Bank of America Corporate Center Charlotte, NC 28255	1,159	44.50%

(NTX) — MuniFund Term Preferred Shares	Karpus Management, Inc., d/b/a Karpus Investment Management 183 Sully’s Trail Pittsford, New York 14534	787,578	11.11%

Virginia Dividend Advantage (NGB) — MuniFund Term Preferred Shares	Karpus Management, Inc., d/b/a Karpus Investment Management 183 Sully’s Trail Pittsford, New York 14534	444,600	19.50%

Virginia Dividend Advantage 2 (NNB) — MuniFund Term Preferred Shares	Karpus Management, Inc., d/b/a Karpus Investment Management 183 Sully’s Trail Pittsford, New York 14534	506,800	13.41%

Virginia Premium Income (NPV) — MuniFund Term Preferred Shares	Karpus Management, Inc., d/b/a Karpus Investment Management 183 Sully’s Trail Pittsford, New York 14534	296,650	10.16%

*	The information contained in this table is based on Schedule 13G filings made on or after December 1, 2010.

(a)	First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation filed their schedule 13G jointly and did not differentiate holdings as to each entity.

APPENDIX C

NUMBER OF BOARD AND COMMITTEE MEETINGS
HELD DURING EACH FUND’S LAST FISCAL YEAR

Compliance, Risk
					Management		Nominating
					and Regulatory		and
	Regular	Special	Executive	Dividend	Oversight	Audit	Governance
	Board	Board	Committee	Committee	Committee	Committee	Committee
Fund	Meeting	Meeting	Meeting	Meeting	Meeting	Meeting	Meeting

Floating Rate Income
Floating Rate Income Opportunity
Senior Income
Tax Advantaged Floating Rate
Arizona Dividend Advantage
Arizona Dividend Advantage 2
Arizona Dividend Advantage 3
Arizona Premium Income
California Dividend Advantage
California Dividend Advantage 2
California Dividend Advantage 3
California Investment Quality
California Market Opportunity
California Value
California Value 2
California Performance Plus
California Premium Income
California Quality Income
California Select Quality
Maryland Dividend Advantage
Maryland Dividend Advantage 2
Maryland Dividend Advantage 3
Maryland Premium Income
Massachusetts Dividend Advantage

C-1

Compliance, Risk
					Management		Nominating
					and Regulatory		and
	Regular	Special	Executive	Dividend	Oversight	Audit	Governance
	Board	Board	Committee	Committee	Committee	Committee	Committee
Fund	Meeting	Meeting	Meeting	Meeting	Meeting	Meeting	Meeting

Massachusetts Premium Income
Michigan Dividend Advantage
Michigan Premium Income
Michigan Quality Income
Missouri Premium Income
New Jersey Dividend Advantage
New Jersey Dividend Advantage 2
New Jersey Investment Quality
New Jersey Value
New Jersey Premium Income
Ohio Dividend Advantage 2
Ohio Dividend Advantage 3
Ohio Quality Income
Pennsylvania Value
Pennsylvania Dividend Advantage
Pennsylvania Dividend Advantage 2
Pennsylvania Investment Quality
Pennsylvania Premium Income 2
Texas Quality Income
Virginia Dividend Advantage
Virginia Dividend Advantage 2
Virginia Premium Income

C-2

APPENDIX D

NUVEEN FUND BOARD
AUDIT COMMITTEE CHARTER

I.	Organization and Membership

There shall be a committee of each Board of Directors/Trustees (the “Board”) of the Nuveen Management Investment Companies (the “Funds” or, individually, a “Fund”) to be known as the Audit Committee. The Audit Committee shall be comprised of at least three Directors/Trustees. Audit Committee members shall be independent of the Funds and free of any relationship that, in the opinion of the Directors/Trustees, would interfere with their exercise of independent judgment as an Audit Committee member. In particular, each member must meet the independence and experience requirements applicable to the Funds of the exchanges on which shares of the Funds are listed, Section 10A of the Securities Exchange Act of 1934 (the “Exchange Act”), and the rules and regulations of the Securities and Exchange Commission (the “Commission”). Each such member of the Audit Committee shall have a basic understanding of finance and accounting, be able to read and understand fundamental financial statements, and be financially literate, and at least one such member shall have accounting or related financial management expertise, in each case as determined by the Directors/Trustees, exercising their business judgment (this person may also serve as the Audit Committee’s “financial expert” as defined by the Commission). The Board shall appoint the members and the Chairman of the Audit Committee, on the recommendation of the Nominating and Governance Committee. The Audit Committee shall meet periodically but in any event no less frequently than on a semi-annual basis. Except for the Funds, Audit Committee members shall not serve simultaneously on the audit committees of more than two other public companies.

II.	Statement of Policy, Purpose and Processes

The Audit Committee shall assist the Board in oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audits of the financial statements, of the Funds; (2) the quality and integrity of the financial statements of the Funds; (3) the Funds’ compliance with legal and regulatory requirements, (4) the independent auditors’ qualifications, performance and independence; and (5) oversight of the Pricing Procedures of the Funds and the Valuation Group. In exercising this oversight, the Audit Committee can request other committees of the Board to assume responsibility for some of the monitoring as long as the other committees are composed exclusively of independent directors.

In doing so, the Audit Committee shall seek to maintain free and open means of communication among the Directors/Trustees, the independent auditors, the internal auditors and the management of the Funds. The Audit Committee shall meet periodically with Fund management, the Funds’ internal auditor, and the Funds’ independent auditors, in separate executive sessions. The Audit Committee shall prepare reports of the Audit Committee as required by the Commission to be included in the Fund’s annual proxy statements or otherwise.

The Audit Committee shall have the authority and resources in its discretion to retain special legal, accounting or other consultants to advise the Audit Committee and to otherwise discharge its responsibilities, including appropriate funding as determined by the Audit Committee for compensation to independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for a Fund, compensation to advisers employed by the Audit Committee, and ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties, as determined in its discretion. The Audit Committee may request any officer or employee of Nuveen Investments, Inc. (or its affiliates) (collectively, “Nuveen”) or the Funds’ independent auditors or outside counsel to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Funds’ independent auditors and internal auditors shall have unrestricted accessibility at any time to Committee members.

Responsibilities

Fund management has the primary responsibility to establish and maintain systems for accounting, reporting, disclosure and internal control.

The independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. Each independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds shall report directly to the Audit Committee. The independent auditors are ultimately accountable to the Board and the Audit Committee. It is the ultimate responsibility of the Audit Committee to select, appoint, retain, evaluate, oversee and replace any independent auditors and to determine their compensation, subject to ratification of the Board, if required. These Audit Committee responsibilities may not be delegated to any other Committee or the Board.

The Audit Committee is responsible for the following:

With respect to Fund financial statements:

1.	Reviewing and discussing the annual audited financial statements and semi-annual financial statements with Fund management and the independent auditors including major issues regarding accounting and auditing principles and practices, and the Funds’ disclosures in its periodic reports under “Management’s Discussion and Analysis.”

2.	Requiring the independent auditors to deliver to the Chairman of the Audit Committee a timely report on any issues relating to the significant accounting policies, management judgments and accounting estimates or other matters that would need to be communicated under PCAOB AU 380, Communications with Audit Committees., that arise during the auditors’ review of the Funds’ financial statements, which information the Chairman shall further communicate to the other members of the Audit Committee, as deemed necessary or appropriate in the Chairman’s judgment.

3.	Discussing with management the Funds’ press releases regarding financial results and dividends, as well as financial information and earnings guidance provided to analysts and rating agencies. This discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made. The Chairman of the Audit Committee shall be authorized to have these discussions with management on behalf of the Audit Committee.

4.	Discussing with management and the independent auditors (a) significant financial reporting issues and judgments made in connection with the preparation and presentation of the Funds’ financial statements, including any significant changes in the Funds’ selection or application of accounting principles and any major issues as to the adequacy of the Funds’ internal controls and any special audit steps adopted in light of material control deficiencies; and (b) analyses prepared by Fund management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

5.	Discussing with management and the independent auditors the effect of regulatory and accounting initiatives on the Funds’ financial statements.

6.	Reviewing and discussing reports, both written and oral, from the independent auditors and/or Fund management regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative treatments and disclosures, and the treatment preferred by the independent auditors; and (c) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

7.	Discussing with Fund management the Funds’ major financial risk exposures and the steps management has taken to monitor and control these exposures, including the Funds’ risk assessment and risk management policies and guidelines. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.

8.	Reviewing disclosures made to the Audit Committee by the Funds’ principal executive officer and principal financial officer during their certification process for the Funds’ periodic reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Funds’ internal controls. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to deficiencies in internal controls, material weaknesses, or any fraud associated with internal controls.

With respect to the independent auditors:

1.	Selecting, appointing, retaining or replacing the independent auditors, subject, if applicable, only to Board and shareholder ratification; and compensating, evaluating and overseeing the work of the independent auditor (including the resolution of disagreements between Fund management and the independent auditor regarding financial reporting).

2.	Meeting with the independent auditors and Fund management to review the scope, fees, audit plans and staffing for the audit, for the current year. At the conclusion of the audit, reviewing such audit results, including the independent auditors’ evaluation of the Funds’ financial and internal controls, any comments or recommendations of the independent auditors, any audit problems or difficulties and management’s response, including any restrictions on the scope of the independent auditor’s activities or on access to requested information, any significant disagreements with management, any accounting adjustments noted or proposed by the auditor but not made by the Fund, any communications between the audit team and the audit firm’s national office regarding auditing or accounting issues presented by the engagement, any significant changes required from the originally planned audit programs and any adjustments to the financial statements recommended by the auditors.

3.	Pre-approving all audit services and permitted non-audit services, and the terms thereof, to be performed for the Funds by their independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10a of the Exchange Act that the Audit Committee approves prior to the completion of the audit, in accordance with any policies or procedures relating thereto as adopted by the Board or the Audit Committee. The Chairman of the Audit Committee shall be authorized to give pre-approvals of such non-audit services on behalf of the Audit Committee.

4.	Obtaining and reviewing a report or reports from the independent auditors at least annually (including a formal written statement delineating all relationships between the auditors and the Funds consistent with PCAOB Ethics and Independence Rule 3526, as may be amended, restated, modified or replaced) regarding (a) the independent auditor’s internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm; (c) any steps taken to deal with any such issues; and (d) all relationships between the independent auditor and the Funds and their affiliates, in order to assist the Audit committee in assessing the auditor’s independence. After reviewing the foregoing report[s] and the independent auditor’s work throughout the year, the Audit Committee shall be responsible for evaluating the qualifications, performance and independence of the independent auditor and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of Fund management and the internal auditors, and discussing such reports with the independent auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

5.	Reviewing any reports from the independent auditors mandated by Section 10a(b) of the Exchange Act regarding any illegal act detected by the independent auditor (whether or not perceived to have a material effect on the Funds’ financial statements) and obtaining from the independent auditors any information about illegal acts in accordance with Section 10a(b).

6.	Ensuring the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further considering the rotation of the independent auditor firm itself.

7.	Establishing and recommending to the Board for ratification policies for the Funds’, Fund management or the Fund adviser’s hiring of employees or former employees of the independent auditor who participated in the audits of the Funds.

8.	Taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor.

With respect to any internal auditor:

9.	Reviewing the proposed programs of the internal auditor for the coming year. It is not the obligation or responsibility of the Audit Committee to confirm the independence of any Nuveen internal auditors performing services relating to the Funds or to approve any termination or replacement of the Nuveen Manager of Internal Audit.

10.	Receiving a summary of findings from any completed internal audits pertaining to the Funds and a progress report on the proposed internal audit plan for the Funds, with explanations for significant deviations from the original plan.

With respect to pricing and valuation oversight:

11.	The Board has responsibilities regarding the pricing of a Fund’s securities under the 1940 Act. The Board has delegated this responsibility to the Committee to address valuation issues that arise between Board meetings, subject to the Board’s general supervision of such actions. The Committee is primarily responsible for the oversight of the Pricing Procedures and actions taken by the internal Valuation Group (“Valuation Matters”). The Valuation Group will report on Valuation Matters to the Committee and/or the Board of Directors/Trustees, as appropriate.

12.	Performing all duties assigned to it under the Funds’ Pricing Procedures, as such may be amended from time to time.

13.	Periodically reviewing and making recommendations regarding modifications to the Pricing Procedures as well as consider recommendations by the Valuation Group regarding the Pricing Procedures.

14.	Reviewing any issues relating to the valuation of a Fund’s securities brought to the Committee’s attention, including suspensions in pricing, pricing irregularities, price overrides, self-pricing, NAV errors and corrections thereto, and other pricing matters. In this regard, the Committee should consider the risks to the Funds in assessing the possible resolutions of these Valuation Matters.

15.	Evaluating, as it deems necessary or appropriate, the performance of any pricing agent and recommend changes thereto to the full Board.

16.	Reviewing any reports or comments from examinations by regulatory authorities relating to Valuation Matters of the Funds and consider management’s responses to any such comments and, to the extent the Committee deems necessary or appropriate, propose to management and/or the full Board the modification of the Fund’s policies and procedures relating to such matters. The Committee, if deemed necessary or desirable, may also meet with regulators.

17.	Meeting with members of management of the Funds, outside counsel, or others in fulfilling its duties hereunder, including assessing the continued appropriateness and adequacy of the Pricing Procedures, eliciting any recommendations for improvements of such procedures or other Valuation Matters, and assessing the possible resolutions of issues regarding Valuation Matters brought to its attention.

18.	Performing any special review, investigations or oversight responsibilities relating to Valuation as requested by the Board of Directors/Trustees.

19.	Investigating or initiating an investigation of reports of improprieties or suspected improprieties in connection with the Fund’s policies and procedures relating to Valuation Matters not otherwise assigned to another Board committee.

Other responsibilities:

20.	Reviewing with counsel to the Funds, counsel to Nuveen, the Fund adviser’s counsel and independent counsel to the Board legal matters that may have a material impact on the Fund’s financial statements or compliance policies.

21.	Receiving and reviewing periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

22.	Reviewing with the independent auditors, with any internal auditor and with Fund management, the adequacy and effectiveness of the accounting and financial controls of the Funds, and eliciting any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose payments, transactions or procedures that might be deemed illegal or otherwise improper.

23.	Reviewing the reports of examinations by regulatory authorities as they relate to financial statement matters.

24.	Discussing with management and the independent auditor any correspondence with regulators or governmental agencies that raises material issues regarding the Funds’ financial statements or accounting policies.

25.	Obtaining reports from management with respect to the Funds’ policies and procedures regarding compliance with applicable laws and regulations.

26.	Reporting regularly to the Board on the results of the activities of the Audit Committee, including any issues that arise with respect to the quality or integrity of the Funds’ financial statements, the Funds’ compliance with legal or regulatory requirements, the performance and independence of the Funds’ independent auditors, or the performance of the internal audit function.

27.	Performing any special reviews, investigations or oversight responsibilities requested by the Board.

28.	Reviewing and reassessing annually the adequacy of this charter and recommending to the Board approval of any proposed changes deemed necessary or advisable by the Audit Committee.

29.	Undertaking an annual review of the performance of the Audit Committee.

30.	Establishing procedures for the receipt, retention and treatment of complaints received by the Funds regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters by employees of Fund management, the investment adviser, administrator, principal underwriter, or any other provider of accounting related services for the Funds, as well as employees of the Funds.

Although the Audit Committee shall have the authority and responsibilities set forth in this Charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Funds’ financial statements are complete and accurate and are in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to ensure compliance with laws and regulations.

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com	JFR1111

Nuveen Investments • 333 West Wacker Dr. • Chicago IL 60606
www.nuveen.com

999 999 999 999 99
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FUND NAME PRINTS HERE COMMON SHARES	THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND FOR AN ANNUAL MEETING OF SHAREHOLDERS, NOVEMBER 15, 2011
The Annual Meeting of shareholders will be held Tuesday, November 15, 2011 at 10:30 a.m. Central time, in the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606. At this meeting, you will be asked to vote on the proposals described in the proxy statement attached. The undersigned hereby appoints Kevin J. McCarthy and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Annual Meeting of shareholders to be held on November 15, 2011, or any adjournment or adjournments thereof.
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     ¯                 Date:
SIGN HERE EXACTLY AS NAME(S) APPEAR(S) ON LEFT.
(Please sign in Box)

NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS PROXY. IF SHARES ARE HELD JOINTLY, EACH HOLDER MUST SIGN THE PROXY. IF YOU ARE SIGNING ON BEHALF OF AN ESTATE, TRUST OR CORPORATION, PLEASE STATE YOUR TITLE OR CAPACITY.

¯	¯	NFZ-NKR-NXE-NAC- NVX-NZH-NCU-NFM- NZR-NWI-NMY-NMB- NMT-NZW-NOM-NXJ- NUJ-NXI-NBJ-NVJ- NXM-NVY-NQP-NPY- NTX-NGB-NNB-NPV

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.
Properly executed proxies will be voted as specified. If no specification is made, such shares will be voted “FOR” each proposal.

¯	Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒
	PLEASE DO NOT USE FINE POINT PENS.	¯

1c.	Election of Board Members: Class II: (01) John P. Amboian (02) David J. Kundert (03) Terence J. Toth	FOR NOMINEES listed at left (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees listed at left

		☐	☐

	(INSTRUCTION: To withhold authority to vote for any individual nominee(s), write the number(s) of the nominee(s) on the line provided above.)	FOR	AGAINST	ABSTAIN

2a.	To approve the elimination of the Fund’s fundamental investment policy relating to the Fund’s ability to make loans.	☐	☐	☐

2b.	To approve the new fundamental investment policy relating to the Fund’s ability to make loans.	☐	☐	☐
PLEASE SIGN ON REVERSE SIDE

¯	¯

Nuveen Investments • 333 West Wacker Dr. • Chicago IL 60606
www.nuveen.com

999 999 999 999 99
Your Proxy Vote is important!
And now you can Vote your Proxy on the PHONE or the INTERNET.
It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize fund expenses.
It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.
It’s Easy! Just follow these simple steps:

1. Read your Combined Prospectus/Proxy Statement and have it at hand.

2. Call toll-free 1-800-254-4997 or go to website: www.proxy-direct.com

3. Follow the recorded or on-screen directions.

4. Do not mail your Proxy Card when you vote by phone or Internet.

FUND NAME PRINTS HERE PREFERRED SHARES	THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND FOR AN ANNUAL MEETING OF SHAREHOLDERS, NOVEMBER 15, 2011
The Annual Meeting of shareholders will be held Tuesday, November 15, 2011 at 10:30 a.m. Central time, in the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606. At this meeting, you will be asked to vote on the proposals described in the proxy statement attached. The undersigned hereby appoints Kevin J. McCarthy and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Annual Meeting of shareholders to be held on November 15, 2011, or any adjournment or adjournments thereof.
WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE AT (800)254-4997 OR OVER THE INTERNET (www.proxy-direct.com).

     ¯                 Date:
SIGN HERE EXACTLY AS NAME(S) APPEAR(S) ON LEFT.
(Please sign in Box)

NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS PROXY. IF SHARES ARE HELD JOINTLY, EACH HOLDER MUST SIGN THE PROXY. IF YOU ARE SIGNING ON BEHALF OF AN ESTATE, TRUST OR CORPORATION, PLEASE STATE YOUR TITLE OR CAPACITY.

¯	¯	NFZ-NKR-NXE-NAC- NVX-NZH-NCU-NFM- NZR-NWI-NMY-NMB- NMT-NZW-NOM-NXJ- NUJ-NXI-NBJ-NVJ- NXM-NVY-NQP-NPY- NTX-NGB-NNB-NPV

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.
Properly executed proxies will be voted as specified. If no specification is made, such shares will be voted “FOR” each proposal.

¯	Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒
	PLEASE DO NOT USE FINE POINT PENS.	¯

1c.	Election of Board Members: Class II: (01) John P. Amboian (02) David J. Kundert (03) Terence J. Toth	Preferred Shares Only: (04) William C. Hunter (05) William J. Schneider	FOR NOMINEES listed at left (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees listed at left

			☐	☐

	(INSTRUCTION: To withhold authority to vote for any individual nominee(s), write the number(s) of the nominee(s) on the line provided above.)		FOR	AGAINST	ABSTAIN

2a.	To approve the elimination of the Fund’s fundamental investment policy relating to the Fund’s ability to make loans.		☐	☐	☐

2b.	To approve the new fundamental investment policy relating to the Fund’s ability to make loans.		☐	☐	☐
PLEASE SIGN ON REVERSE SIDE

¯	¯